As filed with the Securities and Exchange Commission on 26 February 1999.


                              Registration No. 33-10146


             SECURITIES AND EXCHANGE COMMISSION
                   Washington, DC  20549

              POST-EFFECTIVE AMENDMENT NO. 14

                             TO
                          FORM S-6

         FOR REGISTRATION UNDER THE SECURITIES ACT
          OF 1933 OF SECURITIES OF UNIT INVESTMENT
              TRUSTS REGISTERED ON FORM N-8B-2

          GENERAL AMERICAN SEPARATE ACCOUNT ELEVEN
                (Exact Name of Registrant)

          GENERAL AMERICAN LIFE INSURANCE COMPANY
                     700 Market Street
                    St. Louis, MO  63101
(Name and Address of principal executive office of depositor)



                Matthew P. McCauley, Esquire

          General American Life Insurance Company
                     700 Market Street
                    St. Louis, MO  63101
     (Name and Address of Agent for Service of Process)

                          Copy to:

                  Stephen E. Roth, Esquire
                Sutherland, Asbill & Brennan
                1275 Pennsylvania Ave., N.W.
                 Washington, DC  20004-2404

It is proposed that this filing will become effective (check appropriate space)


[   ]  immediately upon filing pursuant to paragraph (b), of
       Rule 485

[   ]  on May 1, 1998, pursuant to paragraph (b) of Rule 485


[   ]  60 days after filing pursuant to paragraph (a)(1) of
       Rule 485


[ X ]  on 1 May 1999, pursuant to paragraph (a)(1) of Rule 485


[   ]  75 days after filing pursuant to paragraph (a)(2) of
       Rule 485

[   ]  on (date) pursuant to paragraph (a)(2) of Rule 485


             DECLARATION PURSUANT TO RULE 24f-2


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, an indefinite number or amount of securities has been registered under the Securities Act of 1933. The Registrant plans to file the 24f-2 Notice for the fiscal year ended December 31, 1998 before 1 April 1999.

            RECONCILIATION AND TIE BETWEEN ITEMS
             IN FORM N-8B-2 AND THE PROSPECTUS


           Item No. of
           Form N-8B-2   Caption in Prospectus
           -----------   ---------------------

               1.        Cover Page
               2.        Cover Page
               3.        Not Applicable
               4.        Distribution of the Policies
               5.        The Company and the Separate
                         Account
               6.        The Separate Account
               7.        Not Required
               8.        Not Required
               9.        Legal Proceedings
              10.        Summary; General American Capital
                         Company; Charges and Deductions;
                         Policy Benefits; Policy Rights;
                         Voting  Rights; General Matters
              11.        Summary; General American Capital
                         Company
              12.        Summary; General American Capital
                         Company
              13.        Summary; Charges and Deductions;
                         General American Capital Company
              14.        Summary; Payment and Allocation of
                         Premiums
              15.        Payment and Allocation of Premiums
              16.        Payment and Allocation of Premiums;
                         General American Capital Company
              17.        Summary; Charges and Deductions;
                         Policy Rights; General American Capital
                         Company
              18.        General American Capital Company;
                         Payment and Allocation of Premiums
              19.        General Matters; Voting Rights
              20.        Not Applicable
              21.        Policy Rights; General Matters
              22.        Not Applicable
              23.        Safekeeping of the Separate
                         Account's Assets
              24.        General Matters
              25.        The Company and the Separate
                         Account

           Item No. of
           Form N-8B-2   Caption in Prospectus
           -----------   ---------------------

              26.        Not Applicable
              27.        The Company and the Separate
                         Account
              28.        Management of the Company
              29.        The Company and the Separate
                         Account
              30.        Not Applicable
              31.        Not Applicable
              32.        Not Applicable
              33.        Not Applicable
              34.        Not Applicable
              35.        The Company and the Separate
                         Account
              36.        Not Required
              37.        Not Applicable
              38.        Summary; Distribution of the
                         Policies
              39.        Summary; Distribution of the
                         Policies
              40.        Distribution of the Policies
              41.        The Company and the Separate
                         Account; Distribution of the
                         Policies
              42.        Not Applicable
              43.        Not Applicable
              44.        Payment and Allocation of Premiums
              45.        Not Applicable
              46.        Policy Rights
              47.        General American Capital Company
              48.        Not Applicable
              49.        Not Applicable
              50.        The Separate Account
              51.        Cover Page; Summary; Charges and
                         Deductions; Policy Rights; Policy
                         Benefits; Payment and Allocation
                         of Premiums
              52.        General American Capital Company
              53.        Federal Tax Matters
              54.        Not Applicable
              55.        Not Applicable
              56.        Not Required
              57.        Not Required
              58.        Not Required
              59.        Not Required

            FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
                                ISSUED BY
                 GENERAL AMERICAN LIFE INSURANCE COMPANY
700 MARKET STREET          ST. LOUIS, MO 63101            (314) 231-1700


This Prospectus describes an individual flexible premium variable life insurance Policy ("the Policy") offered by General American Life Insurance Company ("General American" or "the Company"). The Policy is designed to provide lifetime insurance protection and to provide maximum flexibility to vary premium payments and change the level of death benefits payable under the Policy. This flexibility allows you to provide for changing insurance needs under a single insurance policy. You also have the opportunity to allocate Net Premiums among several investment portfolios with different investment objectives.

The Policy provides:
(1) a Cash Surrender Value that can be obtained by surrendering the Policy;
(2)  Policy Loans; and
(3)  a death benefit payable at the Insured's death.
As long as a Policy remains in force before the Insured's Attained Age 100, the death benefit will be at least the current Face Amount of the Policy. A Policy will remain in force as long as its Cash Surrender Value is sufficient to pay the monthly charges.

After the end of the "Right to Examine Policy" period, you may allocate the Net Premiums to one or more of the Divisions of General American Separate Account Eleven ("the Separate Account") or, in some contracts, to General American's General Account.

You will find a list of the Funds in the Separate Account, the fund managers, and the investment objectives in the Summary on page 3. Note that investment results in the Separate Account are not guaranteed -- you may either make money or lose money. Depending on investment results, the policy could lapse or the death benefit could change.
The Prospectus of each Fund contains a full description of the Fund, including the investment policies, restrictions, risks, and charges.
You should receive a Prospectus for each Fund along with this Prospectus for the Policy.

In most policies you may also invest all or part of your cash value in the General Account, which guarantees at least 4% interest.

It may not be advantageous to purchase a Policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if the purchaser already owns another flexible premium variable life insurance policy.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Please read this Prospectus carefully and retain it for future reference. The Date of This Prospectus Is May 1, 1999. The Policies are not available in all states.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE
CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER
INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                       TABLE OF CONTENTS
                                                            Page
Summary                                                        1
Definitions                                                    3
The Company and the Separate Account                           4
 The Company
 The Separate Account
 General American Capital Company
 Russell Insurance Funds
 Variable Insurance Products Fund
 Variable Insurance Products Fund II
 Van Eck Worldwide Insurance Trust
 Addition, Deletion, or Substitution of Investments
Policy Benefits                                               16
 Death Benefit
 Cash Value
Policy Rights                                                 19
 Loans
 Surrender and Partial Withdrawals
 Transfers
 Portfolio Rebalancing
 Dollar Cost Averaging
 Right to Examine Policy
 Conversion Privilege
 Paid-up Annuity Under Pension Policy
 Payment of Benefits at Maturity
 Payment of Policy Benefits
Payment and Allocation of Premiums                            25
 Issuance of a Policy
 Premiums
 Allocation of Net Premiums and Cash Value
 Policy Lapse and Reinstatement
Charges and Deductions                                        27
 Premium Expense Charges
 Monthly Deduction
 Contingent Deferred Sales Charge
 Separate Account Charges
Dividends                                                     31
The General Account                                           32
General Matters                                               33
Distribution of the Policies                                  36
Federal Tax Matters                                           36
Unisex Requirements Under the Pension Policies, Montana Law   40
Safekeeping of the Separate Account's Assets                  40
Voting Rights                                                 40
State Regulation of the Company                               41
Management of the Company                                     42
Legal Matters                                                 45
Legal Proceedings                                             45
Experts                                                       45
Additional Information                                        45
Financial Statements                                          45
Appendix A                                                    46
 Illustrations of Death Benefits and Cash Values
Appendix B                                                    54

                          SUMMARY

THROUGHOUT THIS SUMMARY, THE TERMS "YOU" AND "YOUR" REFER TO THE OWNER OF THE POLICY. THE OWNER MAY OR MAY NOT BE THE PERSON INSURED UNDER THE POLICY. THE TERMS "WE," "US," AND "OUR" REFER TO GENERAL AMERICAN LIFE INSURANCE COMPANY.

THE INFORMATION IN THIS SECTION IS JUST A SUMMARY, WRITTEN IN "LAYMEN'S TERMS" TO HELP YOU UNDERSTAND THE POLICY. HOWEVER, BOTH YOUR POLICY AND THIS PROSPECTUS ARE LEGAL DOCUMENTS. IF YOU HAVE QUESTIONS ABOUT THEM, YOU SHOULD CONTACT YOUR AGENT OR OTHER COMPETENT PROFESSIONAL ADVISERS.

IN PREPARING THIS SUMMARY, WE ASSUME THAT THE POLICY IS IN FORCE, AND THAT YOU HAVE NOT BORROWED ANY OF THE CASH VALUE.

THE POLICY. You are purchasing a life insurance policy. Like many life insurance policies, it has both a death benefit and a cash value. The death benefit is the amount of money that we will pay to the beneficiary if the person insured under the policy dies while the policy is in force. The cash value is the amount of money accumulated in your policy as an investment at any time. The cash value consists of the premiums you have paid, reduced by the expenses deducted for operation of the policy, and either increased or decreased by investment results.

You have certain rights, including the right to borrow or withdraw money from the policy's cash value and the right to select the funds in which you will invest your premiums.

You have the right to review the policy and decide whether you want to keep it. If you decide not to keep the policy, you may return it to us or to your agent during the "Right to Examine Policy Period." This period is sometimes referred to as the "Free Look Period." It normally ends on the later of:
1.  twenty days after you receive the policy or
2.  forty-five days after you signed the application.
In some states the period may be longer. Your agent can tell you if this is the case.

During the "Right to Examine Policy Period" we will hold any premiums you have paid in the money market fund. If you return the policy before the end of the free look period, we will cancel the policy and return any premiums you have paid. (For policies issued in Kansas, the rules are different. Your agent can provide you with the details.) (See Policy Rights - Right to Examine Policy.)

When the "Right to Examine Policy Period" ends, we will deduct any charges due and transfer the rest of the money (your "net premium") into the investment funds that you have selected. We will continue to transfer future net premiums into the investments that you select as soon as we receive the premiums.

The policy is a "flexible premium" policy. This means that you may, within limits described below, make premium payments at any time and in any amount you choose. You do not have to make premium payments according to a fixed schedule, although you may choose to do so.

There are limits on the amount that you may pay into the policy without creating tax consequences. If you make a premium payment that exceeds the limit, we will notify you and offer to refund the excess paid.

We will deduct certain expenses from your cash value. These expenses are described below. In addition, your cash value may increase or decrease, depending on the investment experience of the funds you select. Because it is possible for your cash value to decrease, you may have to pay additional premiums in order to keep the policy in force.

As long as there is enough money in your cash value to pay the monthly charges, your death benefit will always be at least the face amount of your policy, minus any amount that you have borrowed from the policy. The face amount of your policy means the amount of insurance that you have purchased. It is shown on the specifications page of your policy.

We will notify you if your cash value is not enough to pay the monthly charges. If that happens, you will have 62 days to make a premium payment big enough to bring your cash value up to the amount required to pay the charges. If you make the premium payment, the policy will stay in force. If you don't, the policy will lapse, or terminate with no value. (See Payment and Allocation of Premiums - Policy Lapse and Reinstatement.)

INVESTING YOUR CASH VALUE. You may tell us to invest your cash value in either the general account or the separate account, or you may split your cash value between them.

THE GENERAL ACCOUNT. The general account is an interest-bearing account. Money in the general account is guaranteed to earn at least 4% interest, and it may earn more. General American determines the current interest rate from time to time, and we will notify you in advance of any changes. We have the right to limit the amount of money that you may put into the general account.

THE SEPARATE ACCOUNT. The separate account consists of divisions, which represent different types of investments. Each division may either make money or lose money. Therefore if you invest in a division of the separate account, you may either make money or lose money, depending on the investment experience of that division. There is no guaranteed rate of return in the separate account.

There are currently twenty-four divisions, or investment options, available in the separate account. These divisions represent investment funds run by various investment companies. The investment companies hire advisers to operate or advise on the day-to-day operation of the funds.

The following list shows the investment companies whose funds are available under the policy, along with the managers or advisers and the divisions that they oversee:


       INVESTMENT COMPANY                    INVESTMENT MANAGER/ADVISER
General American Capital Company      Conning Asset Management Company

Russell Insurance Funds               Frank Russell Investment Management Company

American Century Variable Portfolios  American Century Investment Management, Inc.

J.P. Morgan Series Trust II           J.P. Morgan Investment Management, Inc.

Fidelity Investments Variable         Fidelity Management & Research Company
Insurance Products Fund

Fidelity Investments Variable         Fidelity Management & Research Company
Insurance Products Fund II

Van Eck Worldwide Insurance Trust     Van Eck Associates Corporation


These investment funds have different investment goals and strategies, which we have summarized in the following table. You should review the prospectus of each fund, or seek professional guidance in determining which fund(s) best meet your objectives.

             INVESTMENT                 FUND                 INVESTMENT
             ----------                 ----                 ----------
              MANAGER                   NAME                    TYPE                                OBJECTIVE
              -------                   ----                    ----                                ---------
              Conning             S&P 500 Index Fund       Growth & Income           To achieve a rate of return that parallels
          Asset Management                                                           the return of the stock market as a whole, as
              Company                                                                represented by the Standard and Poor's 500
                                                                                     Stock Index.

              Conning             Money Market Fund          Money Market            To obtain the highest level of current income
          Asset Management                                                           consistent with the preservation of capital
              Company                                                                and maintenance of liquidity.

              Conning              Bond Index Fund         Corporate Bonds           To provide a rate of return that reflects the
          Asset Management                                                           performance of the bond market as a whole, as
              Company                                                                measured by the Lehman Brothers
                                                                                     Government/Corporate Bond Index.

              Conning           Asset Allocation Fund          Balanced              To obtain a high rate of long-term return,
          Asset Management                                                           composed of capital growth and income.
              Company

              Conning            Managed Equity Fund            Growth               To obtain long-term capital growth through
          Asset Management                                                           investment in common stocks.
              Company

              Conning          International Index Fund        Growth:               To obtain investment results that parallel
          Asset Management                               International Stock         the price and yield performance of publicly-
              Company                                                                traded common stocks in the Morgan Stanley
                                                                                     Capital International, Europe, Australia, and
                                                                                     Far East Index ("EAFE Index").

              Conning            Mid-Cap Equity Fund            Growth               To obtain long-term capital appreciation
          Asset Management                                                           through investment primarily in common stocks
              Company                                                                of U.S.-based, publicly traded companies with
                                                                                     medium market capitalization, defined as
                                                                                     within the range of the S&P Mid-Cap 400 at
                                                                                     the time of the Fund's investment.


                              3

             INVESTMENT                 FUND                 INVESTMENT
             ----------                 ----                 ----------
              MANAGER                   NAME                    TYPE                                OBJECTIVE
              -------                   ----                    ----                                ---------
              Conning           Small-Cap Equity Fund     Aggressive Growth          To provide a high rate of return through
          Asset Management                                                           investment in the common stock of small
              Company                                                                companies, making up, at one time, the
                                                                                     smallest 20% of U.S.-based companies on the
                                                                                     New York Stock Exchange.

       Fidelity Management &       Growth Portfolio             Growth               To seek capital appreciation, normally
          Research Company                                                           through purchases of common stocks, although
                                                                                     its investments are not restricted to any one
                                                                                     type of security.

       Fidelity Management &   Equity-Income Portfolio     Growth & Income           To seek reasonable income by investing
          Research Company                                                           primarily in income-producing equity
                                                                                     securities.

       Fidelity Management &      Overseas Portfolio           Growth:               To seek long term growth of capital primarily
          Research Company                               International Stock         though investment in foreign securities.

       Fidelity Management &   Asset Manager Portfolio         Balanced              To seek a high total return with reduced risk
          Research Company                                                           over the long-term by allocating its assets
                                                                                     among domestic and foreign stocks, bonds, and
                                                                                     short-term fixed income instruments.

       Fidelity Management &    High Income Portfolio      High Yield Bond           To seek a high level of current income by
          Research Company                                                           investing primarily in high yielding, lower-
                                                                                     rated, fixed income securities, while also
                                                                                     considering growth of capital.

         Van Eck Associates         Worldwide Hard        Aggressive Growth:         To seek long-term capital appreciation by
            Corporation              Assets Fund              Specialty              investing in equity and debt securities of
                                                                                     companies engaged in the exploration,
                                                                                     development, production, and distribution of
                                                                                     gold and other natural resources such as
                                                                                     strategic and other metals, minerals, forest
                                                                                     products, oil, natural gas, and coal.

         Van Eck Associates       Worldwide Emerging      Aggressive Growth:         To obtain long-term capital appreciation by
            Corporation              Markets Fund        International Stock         investing in equity securities in emerging
                                                                                     markets around the world.  The Fund
                                                                                     emphasizes primarily investment in countries
                                                                                     that, compared to the world's major
                                                                                     economies, exhibit relatively low gross
                                                                                     national product per capita, as well as the
                                                                                     potential for rapid economic growth.

      Frank Russell Investment       Multi-Style           Growth & Income           To obtain income and capital growth by
         Management Company          Equity Funds                                    investing principally in equity securities.

      Frank Russell Investment    Aggressive Equity       Aggressive Growth          To provide capital appreciation by assuming a
         Management Company              Fund                                        higher level of volatility than is ordinarily
                                                                                     expected from the Multi-Style Equity Fund, by
                                                                                     investing in equity securities.

      Frank Russell Investment      Non-U.S. Fund              Growth:               To achieve favorable total return and
         Management Company                              International Stocks        additional diversification for United States
                                                              and Bonds              investors by investing primarily in equity
                                                                                     and debt securities of non-United States
                                                                                     companies and non-United States governments.

                              4

             INVESTMENT                 FUND                 INVESTMENT
             ----------                 ----                 ----------
              MANAGER                   NAME                    TYPE                                OBJECTIVE
              -------                   ----                    ----                                ---------
      Frank Russell Investment      Core Bond Fund         Growth & Income           To maximize total return through capital
         Management Company                                                          appreciation and income by assuming a level
                                                                                     of volatility consistent with the broad
                                                                                     fixed-income market, by investing in fixed-
                                                                                     income securities.

       J.P. Morgan Investment       Bond Portfolio         Growth & Income           To provide a high total return consistent
          Management, Inc.                                                           with moderate risk of capital and maintenance
                                                                                     of liquidity.

       J.P. Morgan Investment       Small Company         Aggressive Growth          To provide high total return from a portfolio
          Management, Inc.            Portfolio                                      of equity securities of small companies.  The
                                                                                     Fund invests at least 65% of the value of its
                                                                                     total assets in the common stock of small
                                                                                     U.S. companies primarily with market
                                                                                     capitalizations less than $1 billion.

          American Century       Income & Growth Fund      Growth & Income           To attain long-term growth of capital as well
             Investment                                                              as current income.  The fund pursues a total
          Management, Inc.                                                           return and dividend yield that exceeds those
                                                                                     of the S&P 500 by investing in stocks of
                                                                                     companies with strong dividend growth
                                                                                     potential.

          American Century        International Fund      Aggressive Growth:         To obtain capital growth over time by
             Investment                                  International Stock         investing in common stocks of foreign
          Management, Inc.                                                           companies considered to have better-than-
                                                                                     average prospects for appreciation.  Because
                                                                                     this fund invests in foreign securities, a
                                                                                     higher degree of short-term price volatility,
                                                                                     or risk, is expected due to factors such as
                                                                                     currency fluctuation and political
                                                                                     instability.

          American Century            Value Fund                Growth               To attain long-term capital growth, with
             Investment                                                              income as a secondary objective.  The Fund
          Management, Inc.                                                           invests primarily in equity securities of
                                                                                     well-established companies that are believed
                                                                                     by management to be undervalued at the time
                                                                                     of purchase.

You may change the investments that you want to use for your future premiums by notifying our Home Office.

You may transfer your cash value among the various investment funds, and you may withdraw money, but there are certain rules. You may only transfer funds once in a policy month. (A policy month is measured beginning on the same day of the month that the policy was issued, and ending one day before the same day in the next month.) The amount transferred from any investment fund must be at least $500, or the entire balance in the fund if less than $500.

We have the right to change or eliminate transfers in the future, although we don't currently intend to do so.

CHARGES AND DEDUCTIONS. There are certain costs that we charge you for issuing your policy and keeping it in force. This section describes those charges -- what they are and what they cover.

SALES CHARGE. Each time you pay a premium, we deduct a portion to cover expenses of the policy. Part of this deduction covers sales charges.
We guarantee that this part of the deduction will not exceed 6% of the premium paid.

TAX CHARGE. The Federal government and many states and territories impose taxes or charges on insurance premiums. We deduct 2.0% from your premium payment to cover that cost.

If we are required by law to pay taxes based on the separate account, we may charge an appropriate share to policies that invest in the separate account. (See Federal Tax Matters.)

SURRENDER CHARGE. If you surrender your policy or let it lapse during the first ten policy years, we will keep part of the cash value to help us recover the costs of selling and issuing the policy. This charge is called a Contingent Deferred Sales Charge (CDSC) or, more simply, a surrender charge.

The surrender charge is 24% of the premiums paid during the first policy year, up to the amount of the target premium. This charge remains level for the first five years, and then gradually decreases to zero over the next five years. Note that the charge only applies to premiums paid in the first policy year.

There is a table in your policy that shows the percentage of the surrender charge for each month, as well as the amount of the target premium.

If you withdraw money from your policy or if you surrender a portion of your policy, we will charge a pro-rated portion of the surrender charge.

Of course, if you don't surrender all or part of your policy, or let it lapse, or withdraw cash from it, then you will not pay a surrender charge.

If you increase the face amount of your policy, the increase will have its own surrender charge for the first 10 policy years following the increase.

(See Policy Rights - Surrender, Partial Withdrawals, and Pro-Rata
Surrender; Policy Benefits - Death Benefit; and Charges and Deductions
- Contingent Deferred Sales Charge.)

Under certain conditions, applied in a uniform and nondiscriminatory manner, we may reduce the surrender charge. (See Adjustment of Charges.)

ADMINISTRATIVE FEE. We charge a monthly fee to cover your policy's administrative cost. For non-pension policies, this charge is $10 each month for the first twelve policy months and $4 each month after that. For pension policies, the charge is $12 each month for the first twelve policy months and $6 each month after that.

There is an additional administrative charge, based on the size of your policy, for the first year after the policy is issued and for the first year following an increase in the face amount. This charge is $0.08 each month for each $1,000 of face amount.

We will deduct the administrative charges from your cash value each month.

COST OF INSURANCE. Because this is a life insurance policy, it has a death benefit. We charge an insurance cost each month to cover the risk that you will die and we will have to pay the death benefit.

The amount of this charge varies with the age, sex, risk class of the person insured under the policy, and the amount of the death benefit at risk -- if the risk of death or the amount of the death benefit is greater, then the cost of insurance is also greater. We deduct the cost of insurance from your cash value each month.

We make another charge to cover mortality and expense risks under the Policy. We calculate this charge based on a percentage of the net assets in each division of the separate account. Rather than deducting the charge from the cash value, we apply the charge by adjusting the net rate of return in the separate account. We guarantee that the charge will not exceed an annual rate of 0.85% of the net separate account assets. (See Charges and Deductions - Separate Account Charges.)

We pay the operating expenses of the separate account. The investment funds pay for their own operating expenses and investment fees. For a description of these charges, see Charges and Deductions - Separate Account Charges.

The following chart shows the operating expenses of the funds as reported for the fiscal year ending December 31, 1998:

                         ANNUAL FUND OPERATING EXPENSES <F1>
                       As a Percentage of Average Net Assets


                                           INVESTMENT
        FUND                               ADVISORY /     OTHER EXPENSES         TOTAL
                                           MANAGEMENT
                                              FEE

                           GENERAL AMERICAN CAPITAL COMPANY
S&P 500 Index Fund                           .25%              .05%              .30%
Money Market Fund                            .125%             .08%              .205%
Bond Index Fund                              .25%              .05%              .30%
Managed Equity Fund                          .40% <F2>         .10%              .50%
Asset Allocation Fund                        .50%              .10%              .60%
International Index Fund                     .50% <F3>         .30%              .80%
Mid-Cap Equity Fund                          .55% <F4>         .10%              .65%
Small-Cap Equity Fund                        .25%              .05%              .30%

                                RUSSELL INSURANCE FUNDS
    (Amounts shown are after fee waivers and expense reimbursements described below.)
Multi-Style Equity Fund                      .09% <F5>         .83%              .92% <F5>
Aggressive Equity Fund                       .00% <F6>        1.25%             1.25% <F6>
Non-U.S. Fund                                .00% <F7>        1.30%             1.30% <F7>
Core Bond Fund                               .00% <F8>         .80%              .80% <F8>

                         AMERICAN CENTURY VARIABLE PORTFOLIOS
Income & Growth Fund                         .70%              .00%              .70%
International Fund                          1.50%              .00%             1.50%
Value Fund                                  1.00%              .00%             1.00%

                              J.P. MORGAN SERIES TRUST II
Bond Portfolio                               .30%              .45%              .75%
Small Company Portfolio                      .60%              .55%             1.15%

                           VARIABLE INSURANCE PRODUCTS FUND
Equity-Income Portfolio                      .50%              .08%              .58%
Growth Portfolio                             .60%              .09%              .69%
Overseas Portfolio                           .75%              .17%              .92%
High Income Portfolio                        .59%              .12%              .71%

                          VARIABLE INSURANCE PRODUCTS FUND II
Asset Manager                                .55%              .10%              .65%

                           VAN ECK WORLDWIDE INSURANCE TRUST
Worldwide Hard Assets Fund                  1.00%              .00%             1.00%
Worldwide Emerging Markets Fund             1.50%              .00%             1.50%

<F1>  The Fund expenses shown above are collected from the underlying
Fund, and are not direct charges against the Separate Account assets or reductions from the Policy's Cash Value. These underlying Fund Expenses are taken into consideration in computing each Fund's net asset value, which is used to calculate the unit values in the Separate Account. The management fees and other expenses are more fully described in the prospectus of each individual Fund. The information relating to the Fund expenses was provided by the Fund and was not independently verified by General American. Except as otherwise specifically noted, the management fees and other expenses are not currently subject to fee waivers or expense reimbursements.

<F2>  The fees charged by the Managed Equity Fund are stated as a series of annual percentages of the average daily value of the net assets of the Fund. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.40%; Next $20 million, 0.30%; Balance over $30 million, 0.25%.

<F3>  The fees charged by the International Index Fund are stated as a series of annual percentages of the average daily value of the net assets of the Funds. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.50%; Next $20 million, 0.40%; Balance over $20 million, 0.30%.

<F4>  The fees charged by the Mid-Cap Equity Fund are stated as a series of annual percentages of the average daily value of the net assets of the Funds. The percentages decrease with respect to assets of the Fund above certain amounts, as follows: First $10 million, 0.55%; Next $10 million, 0.45%; Balance over $20 million, 0.40%.

<F5>  The Manager has voluntarily agreed to waive a portion of its 0.78%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.92% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.92% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.78%, and total Fund expenses would have been 1.61% of average daily net assets.

                              7


<F6>  The Manager has voluntarily agreed to waive a portion of its 0.95%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.25% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.25% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.95%, other expenses would have been 1.27%, and total Fund expenses would have been 2.22% of average daily net assets.

<F7>  The Manager has voluntarily agreed to waive a portion of its 0.95%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.30% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 1.30% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.95%, other expenses would have been 2.70%, and total Fund expenses would have been 3.65% of average daily net assets.

<F8>  The Manager has voluntarily agreed to waive a portion of its 0.60%
management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.80% of the Fund's average daily net assets on an annual basis, and to reimburse the Fund for all remaining expenses after fee waivers which exceed 0.80% of average daily net assets on an annual basis. The management fee waivers and reimbursements are intended to be in effect for 1999, but may be revised or eliminated at any time thereafter without notice to shareholders. Absent the waiver, the management fee would have been 0.60%, other expenses would have been 1.70%, and total Fund expenses would have been 2.30% of average daily net assets.


PREMIUMS. Within limits, you decide how much money you want to put into the policy. There is a minimum premium that you have to pay to put the policy in force. That amount is 1/12 of the "minimum initial annual premium amount" shown on the specifications page of your policy. After the policy is in force, you may pay any amount you want as long as the cash value is always enough to cover the surrender charge and the current month's expenses.

If you have converted a General American term insurance policy to this policy, and if the term policy includes conversion credits, you may apply those credits to reduce your first-year minimum premium.

You can set up a schedule of payments, and we will send you reminders, but you are not required to make the payments as long as the cash value covers the surrender charge and the current month's expenses. (See Payment and Allocation of Premiums.)

DEATH BENEFIT. If the person insured under the policy dies while the policy is in force, we will pay a death benefit to the beneficiary. You can select one of three death benefits at the time the policy is issued:
* Option A: The death benefit is the greater of the face amount of the policy or an "applicable percentage" of the cash value.
* Option B: The death benefit is the greater of the face amount of the policy plus the cash value, or an "applicable percentage" of the cash value.
* Option C: The death benefit is the greater of the face amount of the policy, or the cash value multiplied by an attained age factor.

As long as the policy remains in force and the person insured is less than 100 years old, the minimum death benefit under any death benefit option will be at least the current face amount.

We will increase the death benefit by any dividends earned prior to the death of the person insured, and by the cost of insurance from the date of death to the end of the month, and will reduce it by any outstanding loans and interest. We will pay the death benefit according to the settlement options available at the time of death. (See Policy Benefits
- Death Benefit.)

The minimum face amount at issue is generally $50,000 under our current rules. Subject to certain restrictions, you may change the face amount and the death benefit option. In certain cases we may require evidence that the person insured under the policy is still insurable. (See Change in Death Benefit Option, and Change In Face Amount.)

You may include additional insurance benefits with your policy. These are described under General Matters - Additional Insurance Benefits. If you elect any additional benefits, we will deduct the charges for those benefits from your Cash Value.

CASH VALUE. Your Policy has a cash value that is the total amount credited to you in the separate account, the loan account, and the general account. The cash value increases by the amount of net premium payments, and decreases by partial withdrawals and expense charges for the policy. It may either increase or decrease based on the investment experience of the separate account divisions that you have selected. (See Policy Benefits - Cash Value.)

There is no minimum guaranteed cash value.

POLICY LOANS. You may borrow against the cash value of your policy. The loan value is the maximum amount that you may borrow. The loan value is:
     the cash value on the date we receive the loan request;
     minus interest on the new loan to the next policy anniversary; minus any loans and interest already outstanding;
     minus any surrender charges;
     minus monthly deductions to the next policy anniversary.

When you borrow against the policy, we will take the money from the general account and the divisions of the separate account in proportion to your balances in each account.

Loan interest is due at each policy anniversary If you don't pay the loan interest, we will add it to the amount of the loan.

You may repay all or part of the loan at any time. When you make a loan payment, we will put the money back into the general account or the divisions of the separate account in the same percentages used them to make the loan.

When we pay out the proceeds of your policy, either as a death benefit or as a policy surrender, we will deduct any outstanding loans and interest from the amount we pay. (See Policy Rights - Loans.)

Loans taken from or secured by a policy may have Federal income tax consequences. (See Federal Tax Matters.)

SURRENDER, PARTIAL WITHDRAWALS, AND PRO-RATA SURRENDER. You may surrender the policy at any time while it is in force. We will pay you the cash surrender value, plus dividends (if any) earned prior to the surrender.

After the first year you may request a partial withdrawal of your cash surrender value. Normally, withdrawing a portion of your cash surrender value will reduce your death benefit by the amount of the withdrawal. However, if you have included the Anniversary Partial Withdrawal Rider on your policy, you may withdraw a portion of your cash surrender value without reducing the death benefit. Under this rider, there are limits on how much you can withdraw, and the withdrawal must be at the policy anniversary. You can find more information about the rider under General Matters - Additional Insurance Benefits.

You may also request a pro-rata surrender of the policy, which allows you to surrender part of the policy and keep the rest in force. You can find more information under Policy Rights - Surrender, Partial
Withdrawals, and Pro-Rata Surrender.

A surrender, partial withdrawal, or Pro-Rata Surrender may have Federal income tax consequences. We suggest that you discuss your situation with a competent tax adviser before taking one of these steps. (See Federal Tax Matters.)

ILLUSTRATIONS OF DEATH BENEFITS AND CASH SURRENDER VALUES. The death benefit and cash surrender value of your policy will depend on how well your investments perform. In Appendix A we have illustrated some sample policies. Depending on the rate of return, the values may increase or decrease. In order to help you to understand the cost of the policy, we also show how your premium would grow if you simply invested it at 5% interest, compounded annually.

If you surrender your policy in the first few years, the cash surrender value that you receive may be low compared to what you would have accumulated by investing the premiums at interest. In this case, the insurance protection that you received while the policy was in force will have been expensive.

We will provide you with an illustration showing projected future cash values if you request it in writing. We may charge a fee of up to $25 for preparing the illustration.

TAX CONSEQUENCES OF THE POLICY. If your policy was issued in a standard premium class, then we believe that it qualifies as a life insurance contract for Federal income tax purposes. Similarly, if your policy was issued on a guaranteed issue or simplified issue basis, we believe that it will qualify as a life insurance contract. However, if the policy was issued on a substandard basis, it is not clear whether it will qualify as a life insurance contract for tax purposes. The IRS has provided very limited guidance in this area.

Assuming that the policy does qualify as a life insurance contract for Federal income tax purposes, then we believe that the cash value should be subject to the same tax treatment as the cash value of a conventional fixed-benefit contract. This means that growth in the cash value will not be taxed until you receive a distribution.

There are some actions that may trigger a tax. If you transfer ownership to someone else, or if you surrender the policy or withdraw cash from it, you may have to pay a tax. Similarly, if you let the policy lapse while there is an outstanding loan, or if you exchange the policy for another policy, you may owe a tax. (See Federal Tax
Matters.)

If you pay too much in premium, your policy may become a "modified endowment contract." If that happens, then some pre-death distributions of cash will be taxable income. If there is more cash value in the policy that what you actually paid in premiums, you will taxed on the excess in the year in which you receive a distribution. You may withdraw the amount that you paid into the policy without being taxed, but only after you have received the excess as taxable income. In addition, any taxable distribution that you receive before age 59 1/2 will generally be subject to an additional 10% tax.

On the other hand, if the policy is not a modified endowment contract, then distributions are normally treated first as a return of your "cost basis," or investment in the contract. In this case, you may withdraw up to the amount of the premiums you paid with no tax consequences. After that, any additional distributions are treated as taxable income. In addition, loans from the policy are not treated as distributions, so they are not considered taxable income. Finally, if you policy is not a modified endowment contract, neither distributions or loans are subject to the 10% additional tax (See Federal Tax Matters.)

Please note that General American is neither a law firm nor a tax adviser, so we cannot give you legal or tax advice. If you have specific legal or tax questions, we suggest that you consult a qualified professional in these fields.

DIVIDENDS. We do not expect to pay dividends on this Policy.  (See
Dividends.)

                           * * *

This Prospectus describes only those aspects of the Policy that relate to the Separate Account, except where General Account matters are specifically mentioned. For a brief summary of the aspects of the Policy relating to the General Account, see The General Account.


                        DEFINITIONS

ATTAINED AGE - The Issue Age of the Insured plus the number of completed Policy Years.

BENEFICIARY - The person(s) named in the application or by later designation to receive Policy proceeds in the event of the Insured's death. A Beneficiary may be changed as set forth in this Prospectus.

CASH VALUE - The total amount that a Policy provides for investment at any time. It is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and in the Loan Account.

CASH SURRENDER VALUE - The Case Value of a Policy on the date of surrender, less any Indebtedness, any surrender charges, and any unpaid selection and issue expense charges.

DIVISION - A subaccount of the Separate Account. Each Division invests exclusively in the shares of a corresponding Fund of General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Investment Trust.

EFFECTIVE DATE - The date as of which insurance coverage begins under a policy.

FACE AMOUNT - The minimum death benefit under the Policy so long as the Policy remains in force.

FUND - A separate investment portfolio of General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, or Van Eck Investment Trust. Although sometimes referred to elsewhere as "Portfolios", they are referred to herein as "Funds", except where Portfolio is part of their name.

GENERAL ACCOUNT - The assets of the Company other than those allocated to the Separate Account or any other separate account. The Loan Account is part of the General Account.

HOME OFFICE - The service office of General American Life Insurance Company, the mailing address of which is P.O. Box 14490, St. Louis, Missouri 63178.

INDEBTEDNESS - The sum of all unpaid Policy Loans and accrued interest on loans.

INITIAL PREMIUM - The minimum initial premium required to be paid for the Policy to become effective.

INSURED - The person whose life is insured under the Policy.

INVESTMENT START DATE - The date the initial premium is applied to the General Account and/or the Divisions of the Separate Account. This date is the later of the Issue Date or the date the Initial Premium is received at General American's Home Office.

ISSUE AGE - The Insured's age at his or her nearest birthday as of the date the Policy is issued.

ISSUE DATE - The date from which Policy Anniversaries, Policy Years, and Policy Months are measured.

LOAN ACCOUNT - The account of the Company to which amounts securing Policy Loans are allocated. The Loan Account is part of General
American's General Account.

LOAN SUBACCOUNT - A Loan Subaccount exists for the General Account and for each Division of the Separate Account. Any Cash Value transferred to the Loan Account will be allocated to the appropriate Loan Subaccount to reflect the origin of the Cash Value. At any point in time, the Loan Account will equal the sum of all the Loan Subaccounts.

MATURITY DATE - The Policy Anniversary on which the Insured reaches Attained Age 95.

MONTHLY ANNIVERSARY - The same date in each succeeding month as the Issue Date, except that whenever the Monthly Anniversary falls on a date other than a Valuation Date, the Monthly Anniversary will be deemed the next Valuation Date. If any Monthly Anniversary would be the 29th, 30th, or 31st day of a month that does not have that number of days, then the Monthly anniversary will be the last day of that month.

NET PREMIUM - The premium less the premium expense charges (consisting of the sales charge and the premium tax charge).

OWNER - The Owner of a Policy, as designated in the application or as subsequently changed.

POLICY - Either or both of the flexible premium variable life insurance policies offered by the Company and described in this Prospectus.

POLICY ANNIVERSARY - The same date each year as the Issue Date.

POLICY MONTH - A month beginning on the Monthly Anniversary.

POLICY YEAR - A period beginning on a Policy Anniversary and ending on the day immediately preceding the next Policy Anniversary.

PORTFOLIO - See Fund.

SEC - The United States Securities and Exchange Commission.

SEPARATE ACCOUNT - General American Separate Account Eleven, a separate investment account established by the Company to receive and invest the Net Premiums paid under the Policy, and certain other variable life policies, and allocated by the Owner to provide variable benefits.

TARGET PREMIUM - The amount of premiums paid that is used to determine the amount of the Contingent Deferred Sales Charge.

VALUATION DATE - Each day that the New York Stock Exchange is open for trading and the Company is open for business. The Company is not open for business the day after Thanksgiving.

VALUATION PERIOD - The period between two successive Valuation Dates, commencing at 4:00 P.M.(Eastern Standard Time) on a Valuation Date and ending at 4:00 P.M. on the next succeeding Valuation Date.





                      THE COMPANY AND
                    THE SEPARATE ACCOUNT

                        The Company


General American Life Insurance Company ("General American" or "the Company") was originally incorporated as a stock company in 1933. In 1936, General American initiated a program to convert to a mutual life insurance company. In 1997, General American's policyholders approved a reorganization of the Company into a mutual holding company structure under which General American became a stock company wholly owned by GenAmerica Corporation, an intermediate stock holding company. GenAmerica is wholly owned by General American Mutual Holding Company, a mutual holding company organized under Missouri law.

General American Mutual Holding Company ("GAMHC") has announced that it is developing a plan under which it would convert from a mutual company to a publicly-held stock company. Conversion to a stock company, or "demutualization", would be subject to policyholder and regulatory approval, as well as the satisfaction of certain other conditions. Demutualization would not affect General American's contractual obligations. If, and when, GAMHC adopts a conversion plan, information about the plan will be made available to policyholders in accordance with applicable law and regulations.

General American is principally engaged in writing individual and group life insurance policies and annuity contracts. As of December 31, 1998, it had consolidated assets of approximately $29 billion. It is admitted to do business in 49 states, the District of Columbia, Puerto Rico, and in ten Canadian provinces. The principal offices of General American are located at 700 Market Street, St. Louis, Missouri 63101. The mailing address of General American's service center ("the Home Office") is P.O. Box 14490, St. Louis, Missouri 63178.


                    The Separate Account

General American Life Insurance Company Separate Account Eleven ("the Separate Account") was established by General American as a separate investment account on January 24, 1985 under Missouri law. The Separate Account will receive and invest the Net Premiums paid under this Policy and allocated to it. In addition, the Separate Account currently receives and invests Net Premiums for other flexible premium variable life insurance policies and might do so for additional classes in the future.

The Separate Account has been registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act") and meets the definition of a "separate account" under Federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of the Separate Account or General American by the SEC.

The Separate Account currently is divided into eighteen Divisions. Divisions invest in corresponding Funds from one of five open-end, diversified management investment companies: (1) General American Capital Company, (2) Russell Insurance Funds, (3) Variable Insurance Products Fund, (4) Variable Insurance Products Fund II, and

(5) Van Eck Investment Trust. Income and both realized and unrealized gains or losses from the assets of each Division of the Separate Account are credited to or charged against that Division without regard to income, gains, or losses from any other Division of the Separate Account or arising out of any other business General American may conduct.

Although the assets of the Separate Account are the property of General American, the assets in the Separate Account equal to the reserves and other liabilities of the Separate Account are not chargeable with liabilities arising out of any other business which General American may conduct. The assets of the Separate Account are available to cover the general liabilities of General American only to the extent that the Separate Account's assets exceed its liabilities arising under the Policies. From time to time, the Company may transfer to its General Account any assets of the Separate Account that exceed the reserves and the Policy liabilities of the Separate Account (which will always be at least equal to the aggregate Policy value allocated to the Separate Account under the Policies). Before making any such transfers, General American will consider any possible adverse impact the transfer may have on the Separate Account.

              General American Capital Company

General American Capital Company ("the Capital Company") is an open-end, diversified management investment company which was incorporated in Maryland on November 15, 1985, and commenced operations on October 1, 1987. Only the Capital Company Funds described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for the Capital Company. Shares of Capital Company are currently offered to separate accounts established by General American Life Insurance Company and affiliates. The Capital Company's investment advisor is Conning Asset Management Company ("the Advisor"), an indirect majority-owned subsidiary of General American. The Advisor selects investments for the Funds.

The investment objectives and policies of each Fund are summarized below:

S&P 500 INDEX FUND: The investment objective of this Fund is to provide investment results that parallel the price and yield performance of publicly-traded common stocks in the aggregate. The Fund uses the Standard & Poor's Composite Index of 500 Stocks ("the S&P Index") as its standard for performance comparison. The Fund attempts to duplicate the performance of the S&P Index and includes dividend income as a component of the Fund's total return. The Fund is not managed by Standard & Poor's.

THE MONEY MARKET FUND: The investment objective of the Money Market Fund is to obtain the highest level of current income which is consistent with the preservation of capital and maintenance of liquidity. The Fund invests primarily in high-quality, short-term money market instruments. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government.

BOND INDEX FUND: The investment objective of this Fund is to provide a rate of return that reflects the performance of the publicly-traded bond market as a whole. The Fund uses the Lehman Brothers Government/Corporate Bond Index as its standard for performance comparison.

MANAGED EQUITY FUND: The investment objective of this Fund is long-term growth of capital, obtained by investing primarily in common stocks. Securing moderate current income is a secondary objective.

ASSET ALLOCATION FUND: The investment objective of this Fund is a high rate of long-term total return composed of capital growth and income payments. Preservation of capital is the secondary objective and chief limit on investment risk. The Fund will invest only in those types of securities that the other Capital Company Funds may invest in. The Asset Allocation Fund invests in a combination of common stocks, bonds, or money market instruments in accordance with guidelines established from time to time by Capital Company's Board of Directors.

INTERNATIONAL INDEX FUND: The investment objective of this Fund is to obtain investment results that parallel the price and yield performance of publicly traded common stocks included in the Morgan Stanley Capital International ("MSCI") Europe, Australia and Far East Index ("EAFE").

MID-CAP EQUITY FUND: The investment objective of this Fund is capital appreciation. It pursues this objective by investing primarily in common stocks of United States-based, publicly traded companies with medium capitalizations falling within the capitalization range of the S&P Mid-Cap 400 at the time of the Fund's investment.

SMALL-CAP EQUITY FUND: The investment objective of this Fund is to provide a rate of return that corresponds to the performance of the common stock of small companies, while incurring a level of risk that is generally equal to the risks associated with small company common stock. The Fund attempts to duplicate the performance of the smallest 20% of companies, based on capitalization size, that are based in the United States and listed on the New York Stock Exchange ("NYSE").

                  Russell Insurance Funds

Russell Insurance Funds ("RIF") is organized as a Massachusetts business trust under a Master Trust Agreement dated July 11, 1996. RIF is authorized to issue an unlimited number of shares evidencing beneficial interests in different investment Funds, which interests may be offered in one or more classes. RIF is a diversified open end management investment company, commonly known as a "mutual fund." Frank Russell Company, which is a consultant to RIF, has been primarily engaged since 1969 in providing asset management consulting services to large corporate employee benefit funds. Major components of its consulting services are: (i) quantitative and qualitative research and evaluation aimed at identifying the most appropriate investment management firms to invest large pools of assets in accord with specific investment objectives and styles; and (ii) the development of strategies for investing assets using "multi-style, multi-manager diversification." This is a method for investing large pools of assets by dividing the assets into segments to be invested using different investment styles, and selecting money managers for each segment based upon their expertise in that style of investment. General management of RIF is provided by Frank Russell Investment Management Company, a wholly-owned subsidiary of Frank Russell Company, which furnishes officers and staff required to manage and administer RIF on a day-to-day basis.

The investment objectives and policies of each Fund are summarized below:

MULTI-STYLE EQUITY FUND: The investment objective of this Fund is to provide income and capital growth by investing principally in equity securities.

AGGRESSIVE EQUITY FUND: This Fund seeks to provide capital appreciation by assuming a higher level of volatility than is ordinarily expected from the Multi-Style Equity Fund while still investing in equity securities.

NON-U.S. FUND: This Fund's objective is to provide favorable total return and additional diversification for U.S. investors by investing primarily in equity and fixed-income securities of non-U.S. companies, and securities issued by non-U.S. governments.

CORE BOND FUND: This Fund's objective is to maximize total return, through capital appreciation and income, by assuming a level of volatility consistent with the broad fixed-income market. The Fund invests in fixed-income securities.


            American Century Variable Portfolios

American Century Variable Portfolios, Inc., a part of American Century Investments, was organized as a Maryland corporation on June 4, 1987. It is a diversified, open-end management investment company. Its business and affairs are managed by its officers under the Direction of its Board of Directors. American Century Investment Management, Inc. serves as the investment manager of the fund.

The investment objective and policies of the Funds are summarized below:

INCOME & GROWTH FUND: The investment objective of this Fund is to attain long-term growth of capital as well as current income. The Fund pursues a total return and dividend yield that exceed those of the S&P 500 by investing in stocks of companies with strong dividend growth potential. Dividends are paid monthly.

INTERNATIONAL FUND: This Fund seeks capital growth over time by investing in common stocks of foreign companies considered to have better-than-average prospects for appreciation. Because the Fund invests in foreign securities, a higher degree of short-term price volatility, or risk, is expected due to factors such as currency fluctuation and political instability.

VALUE FUND: This Fund is a core equity fund that seeks long-term capital growth. Income is a secondary objective. To pursue its objectives, the fund invests primarily in equity securities of well-established companies that are believed by management to be undervalued at the time of purchase. Please note that this is an equity investment and, by nature, may fluctuate in value.

                J.P. Morgan Series Trust Ii

J.P. Morgan Series Trust II is an open-end diversified management investment company organized as a Delaware Business Trust. The Trust's investment adviser is J.P. Morgan Investment Management, Inc., a registered investment adviser and a wholly owned subsidiary of J.P. Morgan & Co., Incorporated, a bank holding company organized under the laws of Delaware.

The investment objective and policies of the Funds are summarized below:

BOND PORTFOLIO: This Fund seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. The Fund is designed for investors who seek a total return over time that is higher than that generally available from a portfolio of short-term obligations while acknowledging the greater price fluctuation of longer-term instruments.

SMALL COMPANY PORTFOLIO: The investment objective of this Fund is to provide high total return from a portfolio of equity securities of small companies. The Fund invests at least 65% of the value of its total assets in the common stock of small U.S. Companies primarily with market capitalizations less than $1 billion. The Fund is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of stocks of large companies.


              Variable Insurance Products Fund

Variable Insurance Products Fund ("VIP") is an open-end, diversified management investment company organized as a Massachusetts business trust on November 13, 1981. It currently has five separate investment portfolios, but only the four listed below are available as Separate Account Eleven Division choices. Variable Insurance Products Fund shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. Fidelity Management & Research Company ("FMR") of Boston, Massachusetts is the Portfolios' Manager.

The investment objectives and policies of each Portfolio are summarized below:

EQUITY-INCOME PORTFOLIO: The investment objective of this Fund is income, obtained by investing primarily in income-producing equity securities. In choosing these securities, FMR will also consider the potential for capital appreciation. The Fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks.

GROWTH PORTFOLIO: The investment objective of this Portfolio is capital appreciation. The Fund normally purchases common stocks, although its investments are not restricted to any one type of security. Capital appreciation may also be obtained from other types of securities, including bonds and preferred stocks.

OVERSEAS PORTFOLIO: The investment objective of this Fund is long-term growth of capital. The Fund invests primarily in foreign securities. The Overseas Portfolio provides a means for investors to diversify their own portfolios by participation in companies and economies outside of the United States.

HIGH INCOME PORTFOLIO: The investment objective of this Fund is a high level of current income. The Fund seeks to fulfill the objectives by investing primarily in high-yielding, lower-rated, fixed-income securities, while also considering growth of capital. Lower-rated securities, commonly referred to as "junk bonds", involve greater risk of default or price change than securities assigned a higher quality rating.

            Variable Insurance Products Fund II

Variable Insurance Products Fund II ("VIP II") is an open-end, diversified management investment company organized as a Massachusetts business trust on March 21, 1988. Only the Fund(s) described in this section of the Prospectus are currently available as investment choices for this Policy even though additional Funds may be described in the prospectus for VIP II. VIP II shares are purchased by insurance companies to fund benefits under variable insurance and annuity policies. FMR is the Fund's manager.

The investment objective and policies of the Funds(s) are summarized below:

ASSET MANAGER: The investment objective of this Fund is to seek a high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed income instruments.

             Van Eck Worldwide Insurance Trust

Van Eck Worldwide Insurance Trust ("Van Eck") is an open-end management investment company organized as a Massachusetts business trust on
January 7, 1987.   Only the Fund described in this section of the
Prospectus is currently available as an investment choice for this Policy even though additional Funds may be described in the prospectus for Van Eck. Shares of Van Eck are offered only to separate accounts of various insurance companies to support benefits of variable insurance and annuity policies. The assets of Van Eck are managed by Van Eck Associates Corporation of New York, New York.

The investment objectives and policies of the Fund are summarized below:

WORLDWIDE HARD ASSETS FUND: The investment objective of the Fund is to seek long-term capital appreciation by investing in equity and debt securities of companies engaged in the exploration, development, production, and distribution of one or more of the following: (i) precious metals, (ii) ferrous and non-ferrous metals, (iii) oil and gas,
(iv) forest products, (v) real estate, and (vi) other basic non-agricultural commodities (together, "Hard Assets"). Current income is not an objective.

WORLDWIDE EMERGING MARKETS FUND: The investment objective of this Fund is to obtain long-term capital appreciation by investing in equity securities in emerging markets around the world. The Fund emphasizes primarily investment in countries that, compared to the world's major economies, exhibit relatively low gross national product per capita, as well as the potential for rapid economic growth.

There is no assurance that any of the Funds will achieve its stated objective. It is conceivable that in the future it may be disadvantageous for Funds to offer shares to separate accounts of various insurance companies to serve as the investment medium for their variable products or for both variable life and annuity separate accounts to invest simultaneously in Capital Company. The Board of the Funds, the respective advisors of each Fund, and the Company and any other insurance companies participating in the Funds are required to monitor events to identify any material irreconcilable conflicts that may possibly arise, and to determine what action, if any, should be taken in response to those events or conflicts. A more detailed description of the Funds, their investment policies, restrictions, risks, and charges is in each Fund's prospectuses, which must accompany or precede this Prospectus and which should be read carefully.

     Addition, Deletion, or Substitution of Investments

The Company reserves the right, subject to compliance with applicable law, to make additions to, deletions from, or substitutions for the shares that are held by the Separate Account or that the Separate Account may purchase. The Company reserves the right to eliminate the shares of any of the Funds and to substitute shares of another Fund currently available under the Policy, or of another registered open-end investment company if the shares of a Fund are no longer available for investment or if in its judgment further investment in any Fund becomes inappropriate in view of the purposes of the Separate Account. The Company will not substitute any shares attributable to an Owner's interest in a Division of the Separate Account without notice to the Owner and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. Nothing contained in this Prospectus shall prevent the Separate Account from purchasing other securities for other series or classes of policies, or from permitting a conversion between series or classes of policies on the basis of requests made by Owners.

The Company also reserves the right to establish additional Divisions of the Separate Account, each of which would invest in a new Fund of a company currently available under the Policy, or in shares of another investment company, with a specified investment objective. New Divisions may be established when, in the sole discretion of the Company, marketing needs or investment conditions warrant. Any new Division will be made available to existing Owners on a basis to be determined by the Company. To the extent approved by the SEC, the Company may also eliminate or combine one or more Divisions, substitute one Division for another Division, or transfer assets between Divisions if, in its sole discretion, marketing, tax, or investment conditions warrant.


In the event of a substitution or change, the Company may, if it considers it necessary, make such changes in the Policy by appropriate endorsement and offer conversion options required by law, if any. The Company will notify all Owners of any such changes.

If deemed by the Company to be in the best interests of persons having voting rights under the Policy, and to the extent any necessary SEC approvals or Owner votes are obtained, the Separate Account may be: (a) operated as a management company under the 1940 Act; (b) de-registered under that Act in the event such registration is no longer required; or
(c) combined with other separate accounts of the Company. To the extent permitted by applicable law, the Company may also transfer the assets of the Separate Account associated with the Policy to another separate account.

                      POLICY BENEFITS

                       Death Benefit

As long as the Policy remains in force (See Payment and Allocation of Premiums-Policy Lapse and Reinstatement.), the Company will, upon receipt of proof of the Insured's death at its Home Office, pay the death benefit in a lump sum. The amount of the death benefit payable will be determined at the end of the Valuation Period during which the Insured's death occurred. (See Payment of Policy Benefits-Settlement Options.) The death benefit will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed.

The Policy provides two death benefit options: "Death Benefit Option A" and "Death Benefit Option B". The death benefit under either option will never be less than the current Face Amount of the Policy (less Indebtedness) as long as the Policy remains in force. (See Payment and Allocation of Premiums-Policy Lapse and Reinstatement.) The minimum Face Amount currently is $50,000.

DEATH BENEFIT OPTION A. Under Death Benefit Option A, the death benefit is the current Face Amount of the Policy or, if greater, the applicable percentage of Cash Value on the date of death. The applicable percentage is 250% for an Insured

Attained Age 40 or below on the Policy Anniversary prior to the date of death. For Insureds with an Attained Age over 40 on that Policy Anniversary, the percentage is lower and declines with age as shown in the Applicable Percentage of Cash Value Table shown below. Accordingly, under Death Benefit Option A the death benefit will remain level at the Face Amount unless the applicable percentage of Cash Value exceeds the current Face Amount, in which case the amount of the death benefit will vary as the Cash Value varies.

                             APPLICABLE PERCENTAGE OF CASH VALUE TABLE
             ATT            APPLICABLE                       ATT            APPLICABLE
             AGE            PERCENTAGE                       AGE            PERCENTAGE
             ---            ----------                       ---            ----------
           Up to 40            250%                           61               128%
              41               243%                           62               126%
              42               236%                           63               124%
              43               229%                           64               122%
              44               222%                           65               120%
              45               215%                           66               119%
              46               209%                           67               118%
              47               203%                           68               117%
              48               197%                           69               116%
              49               191%                           70               115%
              50               185%                           71               113%
              51               178%                           72               111%
              52               171%                           73               109%
              53               164%                           74               107%
              54               157%                        75 to 90            105%
              55               150%                           91               104%
              56               146%                           92               103%
              57               142%                           93               102%
              58               138%                           94               101%
              59               134%                           95+              100%
              60               130%

DEATH BENEFIT OPTION B. Under Death Benefit Option B, the death benefit is equal to the current Face Amount plus the Cash Value of the Policy on the date of death or, if greater, the applicable percentage of the Cash Value on the date of death. The applicable percentage is the same as under Death Benefit Option A: 250% for an Insured Attained Age 40 or below on the Policy Anniversary prior to the date of death, and for Insureds with an Attained Age over 40 on that Policy Anniversary the percentage declines as shown in the Applicable Percentage of Cash Value Table. Accordingly, under Death Benefit Option B the amount of the death benefit will always vary as the Cash Value varies (but will never be less than the Face Amount).

CHANGE IN DEATH BENEFIT OPTION. After the first Policy Anniversary, the death benefit option in effect may be changed. The option may be changed once each Policy Year, and a request for change must be made to the Company in writing. The effective date of such a change will be the Monthly Anniversary on or following the date the Company receives the change request. A change in death benefit option may have Federal income tax consequences.

If the death benefit option is changed from Death Benefit Option A to Death Benefit Option B, the Face Amount will be decreased to equal the Face Amount before the change less the Cash Value on the effective date of the change. If the death benefit option is changed from Death Benefit Option B to Death Benefit Option A, the Face Amount will be increased to equal the Death Benefit on the effective date of change.

Satisfactory evidence of insurability must be submitted to the Company in connection with a request for a change from Death Benefit Option A to Death Benefit Option B. A change may not be made if it would result in a Face Amount of less than the minimum Face Amount.

A change in death benefit option will not in itself result in an immediate change in the amount of a Policy's death benefit or Cash Value. No charges will be imposed upon a change from Death Benefit Option B to Death Benefit Option A. A change from Death Benefit Option A to Death Benefit Option B, however, will result in a decrease in the Face Amount which may, in turn, result in a surrender charge. This surrender charge will be assessed on the decrease in Face Amount in the same manner as it would be assessed on a requested decrease in Face Amount (See Contingent Deferred Sales Charge). In addition, if, prior to or accompanying a change in the death benefit option, there has been an increase in the Face Amount, the cost of insurance charge may be different for the increased amount. (See Charges and Deductions-Cost of Insurance.)

CHANGE IN FACE AMOUNT. Subject to certain limitations set forth below, an Owner may increase or decrease the Face Amount of a Policy once each Policy Year but not before the first Policy Anniversary. A written request is required for a change in the Face Amount. A change in Face Amount may affect the cost of insurance rate and the net amount at risk, both of which affect an Owner's cost of insurance charge. (See Charges and Deductions-Cost of Insurance.) A change in the Face Amount of a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

For an increase in the Face Amount, the Company requires that satisfactory evidence of insurability be submitted. An application for an increase must be received within 60 days prior to, or 30 days following, a Policy Anniversary. If approved, the increase will become effective as of the Policy Anniversary. In addition, the Insured must have an

Attained Age of not greater than 80 on the effective date of the increase. The increase may not be less than $5,000 under the Standard Policy and $2,000 under the Pension Policy. Although an increase need not necessarily be accompanied by an additional premium (unless it is required to meet the next monthly deduction), the Cash Surrender Value in effect immediately after the increase must be sufficient to cover the next monthly deduction including the selection and issue expense charge assessed in connection with the increase. To the extent the Cash Surrender Value is not sufficient, an additional premium must be paid. (See Charges and Deductions - Monthly Deduction.) An increase in the Face Amount may result in certain additional charges. (See Charges and Deductions - Monthly Deductions.)

For the Owner's rights upon an increase in Face Amount, see Policy Rights - Right to Examine Policy. Owners should consult their sales representative before deciding whether to increase coverage by increasing the Face Amount of a Policy.

An Owner may elect an increase in the Face Amount that will terminate on the Monthly Anniversary which is an exact whole number of years from the effective date of the increase and which is nearest the Insured's 85th birthday. The Owner may select this option only if the Insured has an Attained Age of not less than 20 but not more than 70 on the effective date of the requested increase. Because a termination cannot occur less than 15 years after the option is selected, no Contingent Deferred Sales Charge will be assessed due to the decrease in Face Amount resulting from the termination. If the Owner selects this option, the increase may have a different cost of insurance than an increase that terminates at Attained Age 95. The cost of insurance will never exceed the monthly cost of insurance rates set forth in the Policy.

Any decrease in the Face Amount will become effective on the Monthly Anniversary on or following receipt of the written request by the Company. The amount of the requested decrease must be at least $5,000 and the Face Amount remaining in force after any requested decrease may not be less than the minimum Face Amount. If following a decrease in Face Amount, the Policy would not comply with the maximum premium limitations required by Federal tax law (See Payment and Allocation of Premiums), the decrease may be limited or Cash Value may be returned to the Owner (at the Owner's election), to the extent necessary to meet these requirements. A decrease in the Face Amount will reduce the Face Amount in the following order:

(a) to any Face Amount increases resulting from a change from Death Benefit Option B to Death Benefit Option A; then to
(b)  The Face Amount provided by the most recent increase;
(c)  The next most recent increases successively; and
(d)  The initial Face Amount.

This order of reduction will be used to determine the amount of subsequent cost of insurance charges (See Charges and Deductions - Cost of Insurance), and whether and in what amount a surrender charge will be deducted. If the decrease in Face Amount is made against a coverage that has been in effect for less than ten Policy Years, then a surrender charge will be assessed against all Divisions and the General Account proportionately. (See Charges and Deductions - Contingent Deferred Sales Charge.)

PAYMENT OF THE DEATH BENEFIT. The death benefit under the Policy will ordinarily be paid in a lump sum within seven days after the Company receives all documentation required for such a payment. Payment may, however, be postponed in certain circumstances. (See General Matters-Postponement of Payments from the Separate Account.) The death benefit will be increased by any paid-up additions to the Policy, any dividend accumulations and any unpaid dividends determined prior to the Insured's death, and by the amount of the monthly cost of insurance for the portion of the month from the date of death to the end of the month, and reduced by any outstanding Indebtedness. (See General Matters-Additional Insurance Benefits, Dividends, and Charges and Deductions.) The Company will pay interest on the death benefit from the date of the Insured's death to the date of payment. Interest will be at an annual rate determined by the Company, but will never be less than the guaranteed rate of 4.0%. Provisions for settlement of the death benefit other than a lump sum payment may only be made upon written agreement with the Company.

                         Cash Value

The Cash Value of the Policy is equal to the total of the amounts credited to the Owner in the Separate Account, the General Account, and the Loan Account (securing Policy Loans). The Policy's Cash Value in the Separate Account will reflect the investment performance of the chosen divisions of the Separate Account, the frequency and amount of net premiums paid, transfers, partial withdrawals, loans, and the charges assessed in connection with the Policy. An Owner may at any time surrender the Policy and receive the Policy's Cash Surrender Value. (See Policy Rights-Surrender and Partial Withdrawals.) There is no guaranteed minimum Cash Value.

DETERMINATION OF CASH VALUE. Cash Value is determined on each Valuation Date. On the Investment Start Date, the Cash Value in a Division will equal the portion of any Net Premium allocated to the Division, reduced by the portion allocated to that Division of the monthly deduction(s) due from the Issue Date through the Investment Start Date. Depending upon the length of time between the Issue Date and the Investment Start Date, this amount may be more than the amount of one monthly deduction. (See Payment and Allocation of Premiums.) Thereafter, on each Valuation Date, the Cash Value in a Division of the Separate Account will equal:

(1) The Cash Value in the Division on the preceding Valuation Date, multiplied by the Division's Net Investment Factor (defined below) for the current Valuation Period; plus

(2) Any Net Premium payments received during the current Valuation Period which are allocated to the Division; plus

(3) Any loan repayments allocated to the Division during the current Valuation Period, plus

(4) Any amounts transferred to the Division from the General Account or from another Division during the current Valuation Period; plus

(5) That portion of the interest credited on outstanding loans which is allocated to the Division during the current Valuation Period; minus

(6) Any amounts transferred from the Division to the General Account, Loan Account, or to another Division during the current Valuation Period (including any transfer charges); minus

(7)  Any partial withdrawals from the Division during the current
Valuation Period; minus

(8) Any withdrawal or surrender charges incurred during the current Valuation Period attributed to the Division in connection with a partial withdrawal or decrease in Face Amount; minus

(9) If a Monthly Anniversary occurs during the current Valuation Period, the portion of the monthly deduction allocated to the Division during the current Valuation Period to cover the Policy Month which starts during that Valuation Period. (See Charges and Deductions)

The Policy's Cash Value in the Separate Account equals the sum of the Policy's Cash Values in each Division.

NET INVESTMENT FACTOR. The Net Investment Factor measures the investment performance of a Division during a Valuation Period. The Net Investment Factor for each Division for a Valuation period is calculated as follows:

(l)  The value of the assets at the end of the preceding Valuation
Period; plus

(2) The investment income and capital gains, realized or unrealized, credited to the assets in the Valuation Period for which the Net
Investment Factor is being determined; minus

(3) The capital losses, realized or unrealized, charged against those assets during the Valuation Period; minus

(4) Any amount charged against each Division for taxes, including any tax or other economic burden resulting from the application of the tax laws determined by the Company or any amount set aside during the Valuation Period as a reserve for taxes attributable to the operation or maintenance of each Division; minus

(5) A charge not to exceed .002319% of the average net assets for each day in the Valuation Period. This is equivalent to an effective annual rate of 0.85% for mortality and expense risks; divided by

(6)  The value of the assets at the end of the preceding Valuation
Period.

                       POLICY RIGHTS

                           Loans

LOAN PRIVILEGES. After the first Policy Anniversary, the Owner may, by written request to General American, borrow an amount up to the Loan Value of the Policy, with the Policy serving as sole security for such loan. A loan taken from, or secured by, a Policy may have Federal income tax consequences. (See Federal Tax Matters.)

The Loan Value is 90% of the Cash Value of the Policy on the date the loan request is received, less interest to the next Policy Anniversary, less any outstanding Indebtedness, less any surrender charges, and less any anticipated monthly deductions to the next Policy Anniversary. If required by state law, the Policy's Loan Value may be a greater percentage of the Cash Value as described in the Policy.

Policy Loan interest is payable in advance on each Policy Anniversary. The minimum amount that may be borrowed, net of the interest payable in advance, is $500. The loan may be completely or partially repaid at any time while the Insured is living. Any amount due to an Owner under a Policy Loan ordinarily will be paid within seven days after General American receives the loan request at its Home Office, although payments may be postponed under certain circumstances. (See General Matters-Postponement of Payments from the Separate Account.)

When a Policy Loan is made, Cash Value equal to the amount of the loan plus the interest due on the borrowed amount to the next Policy Anniversary will be transferred to the Loan Account as security for the loan. A Loan Subaccount exists within the Loan Account for the General Account and each Division of the Separate Account. Amounts transferred to the Loan Account to secure Indebtedness are allocated to the appropriate Loan Subaccount to reflect its origin. Unless the Owner requests a different allocation, amounts will be transferred from the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account, if any, bears to the Policy's total Cash Value, less the Cash Value in the Loan Account, at the end of the Valuation Period during which the request for a Policy Loan is received. This will reduce the Policy's Cash Value in the General Account and Separate Account. These transactions will not be considered transfers for purposes of the limitations on transfers between Divisions or to or from the General Account.

Cash Value in the Loan Account is expected to earn interest at a rate ("the earnings rate") which is lower than the rate charged on the Policy Loan ("the borrowing rate"). Cash Value in the Loan Account will accrue interest daily at an earnings rate which is the greater of (a) an annual rate of 5% ("the guaranteed earnings rate" or (b) a current rate determined by us ("the discretionary earnings rate"). The Company may change the discretionary earnings rate on Policy Loans at any time in its sole discretion. Currently, we accrue interest at a discretionary earnings rate which is .75% less than the borrowing rate we charge for Policy Loan interest. The difference between the rate of interest earned and the borrowing rate is the "Loan Spread". The .75% Loan Spread mentioned above is currently in effect and is not guaranteed.

Interest earned on the Cash Value held in the Loan Account will be allocated on Policy Anniversaries to the General Account and the Divisions of the Separate Account in the same proportion that the Cash Value in each Loan Subaccount bears to the Cash Value in the Loan Account. The interest earned will also be allocated, as appropriate:
(1) when a new Policy Loan is made; (2) when a Policy Loan is partially or fully repaid; and (3) when an amount is needed to meet a monthly deduction.

INTEREST CHARGED. The borrowing rate we charge for Policy Loan interest will be based on an index. The indexed borrowing rate will never be more than the maximum loan rate permitted by law. More information on the borrowing rate is provided below.

General American will inform the Owner of the current borrowing rate when a Policy Loan is made. General American will also mail the Owner an advance notice if there is to be a change in the borrowing rate applicable to any outstanding Indebtedness.

Policy Loan interest is due and payable annually in advance on each Policy Anniversary. If the Owner does not pay the interest when it is due, an amount of Cash Value equal to the unpaid interest will be added to the outstanding Indebtedness as of the due date. (See Effect of Policy Loans.) The amount of Policy Loan interest which is transferred to the Loan Account will be deducted from the Divisions of the Separate Account and from the General Account in the same proportion that the portion of the Cash Value in each Division and in the General Account, respectively, bears to the total Cash Value of the Policy minus the Cash Value in the Loan Account.

We determine the borrowing rate at the beginning of each Policy Year. The same rate applies to any outstanding Indebtedness and to any new Policy Loans made during the Policy Year. The borrowing rate determined by General American for a Policy Year may not exceed a Maximum Limit which is the greater of:

(a) The Published Monthly Average (defined below) for the calendar month ending two months before the beginning of the month in which the Policy Anniversary falls (example: for a Policy with a June Policy Anniversary, the March Published Average); or

(b)  Six Percent (6%).

The Published Monthly Average means:

(i) Moody's Corporate Bond Yield Average-Monthly Average Corporates, as published by Moody's Investors Service, Inc. or any successor to that service; or

(ii) If that average is no longer published, as substantially similar average. established by regulation issued by the insurance supervisory official of the state in which this Policy is issued.

If the maximum limit for a Policy Year, as determined in this manner, is at least 0.5% higher than the rate set for the previous Policy Year, General American may increase the rate to no more than that limit. If the maximum limit for a Policy Year is at least 0.5% lower than the rate set for the previous Policy Year, General American will reduce the rate to no more than that limit.

EFFECT OF POLICY LOANS. Whether or not a Policy Loan is repaid, it will permanently affect the Cash Value of a Policy, and may permanently affect the amount of the death benefit, even if the loan is repaid. The collateral for the loan (the amount held in the Loan Account) does not participate in the performance of the Separate Account while the loan is outstanding. If the Loan Account earnings rate is less than the investment performance of the selected Division(s), the Cash Value of the Policy will be lower as a result of the Policy Loan. Conversely, if the Loan Account earnings rate is higher than the investment performance of the Division(s), the Cash Value may be higher.

In addition, if the Indebtedness and any unpaid selection and issue expense charges (See Charges and Deductions-Monthly Deduction.) exceeds the Cash Value minus the surrender charge on any Monthly Anniversary, the Policy will lapse, subject to a grace period. (See Payment and Allocation of Premiums-Policy Lapse and Reinstatement.) A sufficient payment must be made within the later of the grace period of 62 days from the Monthly Anniversary immediately before the date the Indebtedness and any unpaid selection and issue expense charges exceed the Cash Value less any surrender charges, or 3l days after notice that a Policy will terminate unless a sufficient payment has been mailed, or the Policy will lapse and terminate without value. A lapsed Policy, however, may later be reinstated, subject to certain limitations. (See Payment and Allocation of Premiums-Policy Lapse and Reinstatement.)

Any outstanding Indebtedness and the accrued interest on those loans will be deducted from the proceeds payable upon the death of the Insured, surrender, or the maturity of the Policy.

REPAYMENT OF INDEBTEDNESS. A Policy Loan may be repaid in whole or in part at any time prior to the death of the Insured and as long as a Policy is in force. When a loan repayment is made, an amount securing the Indebtedness in the Loan Account equal to the loan repayment will be transferred to the Divisions of the Separate Account and the General Account in the same proportion that Cash Value in each Loan Subaccount bears to Cash Value in the Loan Account. Amounts paid while a Policy Loan is outstanding will be treated as premiums unless the Owner requests in writing that they be treated as repayment of Indebtedness.

             Surrender and Partial Withdrawals

At any time during the lifetime of the Insured and while a Policy is in force, the Owner may surrender the Policy by sending a written request to the Company. After the first Policy Year, an Owner may make a partial withdrawal by sending a written request to the Company. The amount available for surrender is the Cash Surrender Value at the end of the Valuation Period during which the surrender request is received at the Company's Home Office. Amounts payable from the Separate Account upon surrender or a partial withdrawal will ordinarily be paid within seven days of receipt of the written request. (See General Matters-Postponement of Payments from the Separate Account.)

SURRENDERS. To effect a surrender, either the Policy itself must be returned to the Company along with the request or the request must be accompanied by a completed affidavit of loss, which is available from the Company. Upon surrender, the Company will pay the Cash Surrender Value to the Owner in a single sum. The Cash Surrender Value equals the Cash Value on the date of surrender, less any outstanding Indebtedness, less any surrender charge (discussed below), and less any unpaid selection and issue expense charges. The proceeds paid will be increased by the cash value of any paid-up additions, any unpaid dividends determined prior to surrender and dividend accumulations, and any unaccrued interest paid. (See Dividends.) The Company will determine the Cash Surrender Value as of the date that an Owner's written request is received at the Company's Home Office. If the request is received on a Monthly Anniversary, the monthly deduction otherwise deductible will be included in the amount paid. The Policy will terminate as of the date of surrender. The Insured must be living at the time of a surrender. A surrender may have Federal income tax consequences. (See Federal Tax Matters.)

PARTIAL WITHDRAWALS. After the first Policy Year, an Owner may make up to one partial withdrawal each Policy Month from the Separate Account, and up to four partial withdrawals and transfers in any Policy Year from the General Account. A partial withdrawal may have Federal income tax consequences. (See Federal Tax Matters.)

The minimum amount of a partial withdrawal request, net of any applicable surrender charges, is the lesser of (a) $500 from a Division of the Separate Account, or (b) the Policy's Cash Value in a Division. The maximum amount that may be withdrawn from a

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Division is the Policy's Cash Value in that Division net of any applicable surrender charges. The total partial withdrawals and transfers from the General Account over the Policy Year may not exceed a maximum amount equal to the greater of 1) $500 or 2) 15% of the General Account's Cash Surrender Value at the beginning of the current Policy Year.

The Owner may allocate the amount withdrawn plus any applicable surrender charges, subject to the above conditions, among the Divisions of the Separate Account and the General Account. If no allocation is specified, then the partial withdrawal will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the request for the partial withdrawal is received. If the limitations on withdrawals from the General Account will not permit this proportionate allocation, the Owner will be requested to provide an alternate allocation. (See The General Account.)

Generally, any surrender charge imposed in connection with a partial withdrawal will be allocated among the Divisions of the Separate Account and the General Account in the same proportion as the partial withdrawal is allocated. An Owner may request, however, that a surrender charge applicable to an amount withdrawn be paid from the Owner's Cash Value in another Division. No amount may be withdrawn that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value.

The death benefit will be affected by a partial withdrawal. If Death Benefit Option A is in effect and the death benefit equals the Face Amount, then a partial withdrawal will decrease the Face amount by an amount equal to the partial withdrawal plus the applicable surrender charges. If the death benefit is based on a percentage of the Cash Value, then a partial withdrawal will decrease the Face Amount by an amount by which the partial withdrawal plus the applicable surrender charge exceeds the difference between the death benefit and the Face Amount. If Death Benefit Option B is in effect, the Face Amount will not change.

The Face Amount remaining in force after a partial withdrawal may not be less than the minimum Face Amount. Any request for a partial withdrawal that would reduce the Face Amount below this amount will not be implemented.

Partial withdrawals may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection afforded under a Policy. (See Monthly Deduction-Cost of Insurance) Partial withdrawals will be applied first to reduce the initial Face Amount and then to each increase in Face Amount in order, starting with the first increase.

CHARGES ON SURRENDER, PARTIAL WITHDRAWALS AND DECREASES. Surrenders and partial withdrawals may result in a charge. If a Policy is surrendered, the charge will be 24% of premiums paid during the first Policy Year up to the Target Premium for the Policy, as set forth in the Policy. The amount of the charge remains level over the first five Policy Years and then gradually decreases to zero (0) at the end of ten Policy Years. Additional charges will be deducted if the Policy is surrendered following one or more increase in face Amount. The charge applicable to each increase will be 24% of the premiums attributed to the increase which are received within 12 Policy Months of the increase, up to the Target Premium for that increase.

A charge also will apply to any decrease in Face Amount. A decrease in Face Amount may decrease some or all of the initial Face Amount and any increases in Face Amount. As noted above, a partial withdrawal may cause a decrease in Face Amount is a portion of the charge that would be deducted upon surrender or lapse. The portion is based on the relationship between the decrease in Face Amount and the Face Amount before the decrease. the charge will be allocated among the Divisions of the Separate Account and the General Account in the same proportion that the Policy's Cash Value in each Division and the General Account bears to the total Cash Value of the Policy less the Cash Value in the Loan Account. Charges are described in more detail under Charges and Deductions - Contingent Deferred Sales Charge.

General American may reduce the charge for surrenders and partial withdrawals on policies sold to members of a class of associated individuals or to a trustee, employer, or other entity representing such a class, where it is expected that such multiple sales will result in savings of selling or administrative expenses.

                         Transfers

Under General American's current practices, a Policy's Cash Value, except amounts credited to the Loan Account, may be transferred among the Division of the Separate Account and between the General Account and the Divisions. Transfers to and from the General Account are subject to restrictions (see The General Account). Requests for transfers

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

from or among Divisions of the Separate Account must be in writing. Transfers from or among the Divisions of the Separate Account may be made once each Policy Month, and must be in amounts of at least $500 or, if smaller, the Policy's Cash Value in a Division. General American will effectuate transfers and determine all values in connection with transfers as of the end of the Valuation period during which the transfer request is received.

All requests received on the same Valuation Day will be considered a single transfer request. Each transfer must meet the minimum requirement of $500 or the entire Cash Value in a Division whichever is smaller. Where a Single transfer request calls for more than one transfer, and not all of the transfers would meet the minimum requirements, General American will effectuate those transfers that do meet the requirements. Transfers resulting from Policy Loans or exercise of the conversion privilege will not be counted for purposes of the limitations on the amount or frequency of transfers allowed in each Policy Month or Policy Year.

Although General American currently intends to continue to permit transfers for the foreseeable future, the Policy provides that General American may at any time revoke, modify or limit the transfer privilege, including the minimum amount transferable. General American may in the future impose a charge of no more than $25 per transfer request.

                   PORTFOLIO REBALANCING

Over time, the funds in the General Account and the Divisions of the Separate Account will accumulate at different rates as a result of different investment returns. The Owner may direct that from time to time we automatically restore the balance of your Cash Value in the General Account and in the Divisions of the Separate Account to the percentages that you determined in advance. There are two methods of rebalancing available - periodic and variance.

PERIODIC REBALANCING. Under this option The Owner elects a frequency (monthly, quarterly, semiannually or annually), measured from the Policy Anniversary. On each date elected, we will rebalance the funds by generating fund transfers to reallocate the funds according to the investment percentages elected.

VARIANCE REBALANCING. Under this option the Owner elects a specific allocation percentage for the General Account and each Division of the Separate Account. For each such account, the allocation percentage (if not zero) must be a whole percentage and must not be less than five percent (5%). The Owner also elects a maximum variance percentage (5%, 10%, 15%, or 20% only), and can exclude specific funds from being rebalanced. On each Monthly Anniversary we will review the current fund balances to determine whether any fund balance is outside of the variance range (either above or below) as a percentage of the specified allocation percentage for that fund. If any fund is outside of the variance range, we will generate transfers to rebalance all of the specified funds back to the predetermined percentages.

Transfers resulting from portfolio rebalancing will not be counted against the total number of transfers allowed in a Policy Year before a charge is applied.

The Owner may elect either form of portfolio rebalancing by specifying it on the policy application. The Owner may elect it later for an in-force Policy, or may cancel it, by submitting a change form acceptable to General American under its administrative rules.

Only one form of portfolio rebalancing may be elected at any one time, and portfolio rebalancing may not be used in conjunction with dollar cost averaging (see below).

General American reserves the right to suspend portfolio rebalancing at any time on any class of Policies on a nondiscriminatory basis, or to charge an administrative fee for election changes in excess of a specified number in a Policy Year in accordance with its administrative rules.

                   Dollar Cost Averaging

The Owner may direct the Company to transfer amounts on a monthly basis from the Money Market Fund to any other Division of the Separate Account. This service is intended to allow the Owner to utilize Dollar Cost Averaging ("DCA"), a long-term investment technique which provides for regular, level investments over time. The Company makes no guarantees that DCA will result in a profit or protect against loss in a declining market.

The following rules and restrictions apply to DCA transfers:

(1)  The minimum DCA transfer amount is $100.

(2) A written election of the DCA service, on a form provided by the Company, must be completed by the Owner and on file with the Company in order to begin DCA transfers.

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

(3) In the written election of the DCA service, the Owner indicates how DCA transfers are to be allocated among the Divisions of the Separate Account. For any Division chosen to receive DCA transfers, the minimum percentage that may be allocated to a Division is 5% of the DCA transfer amount, and fractional percentages may not be used.

(4) DCA transfers can only be made from the Money Market Fund, and DCA transfers will not be allowed to the General Account.

(5) The DCA transfers will not count against the Policy's normal transfer restrictions. (See Policy Rights -- Transfers.)

(6) The DCA transfer percentages may differ from the allocation percentages the Owner specifies for the allocation of Net Premiums. (See Payment and Allocation of Premiums -- Allocation of Net Premiums and Cash Values.)

(7) Once elected, DCA transfers from the Money Market Fund will be processed monthly until either the value in the Money Market Fund is completely depleted or the Owner instructs the Company in writing to cancel the DCA service.

(8) Transfers as a result of a Policy Loan or repayment, or in exercise of the conversion privilege, are not subject to the DCA rules and restrictions. The DCA service terminates at the time the conversion privilege is exercised, when any outstanding amount in any Division of the Separate Account is immediately transferred to the General Account. (See Policy Rights -- Loans, and Policy Rights -- Conversion Privilege.)

(9) DCA transfers will not be made until the Right to Examine Policy period has expired (See Right to Examine Policy).

The Company reserves the right to assess a processing fee for the DCA service. The Company reserves the right to discontinue offering DCA upon 30 days' written notice to Owners. However, any such discontinuation will not affect DCA services already commenced. The Company reserves the right to impose a minimum total Cash Value, less outstanding Indebtedness, in order to qualify for DCA service. Also, the Company reserves the right to change the minimum necessary Cash Value and the minimum required DCA transfer amount.

                  Right to Examine Policy

The Owner may cancel a Policy within 20 days after receiving it (30 days if the Owner is a resident of California and is age 60 or older), within 45 days after the application was signed, or within 10 days of the Company's mailing a notice of the cancellation right, whichever is latest. If a Policy is canceled within this time period, a refund will be paid. Where required by state law, the refund will equal all premiums paid under the Policy. Where required by state law, General American will refund an amount equal to the greater of premiums paid or (1) plus
(2) where (1) is the difference between the premiums paid, including any policy fees or other charges, and the amounts allocated to the Separate Account under the Policy and (2) is the value of the amounts allocated to the Separate Account under the Policy on the date the returned Policy is received by General American or its agent.

To cancel the Policy, the Owner should mail or deliver the Policy to either General American or the agent who sold it. A refund of premiums paid by check may be delayed until the Owner's check has cleared the bank upon which it was drawn. (See General Matters-Postponement of Payments from the Separate Account.)

A request for an increase in Face Amount (see Policy Benefits-Change in Face Amount) may also be canceled. The request for cancellation must be made within the latest of 20 days from the date the Owner receives the new Policy specifications page for the increase, 45 days after the application for the increase was signed or 10 days of mailing the notice of the cancellation right.

                    Conversion Privilege

During the first twenty-four Policy Months following the issuance of the Policy, the Owner may in effect convert any Policy still in force to a guaranteed benefit life insurance policy by instructing the Company to transfer the Policy's Cash Value in the Separate Account to the General Account and to allocate all subsequent Net Premiums to the General Account. A similar conversion privilege is available during the first 24 Policy Months following a requested increase in Face Amount. Upon exercise of this privilege, the Cash Value in the Separate Account attributable to the increase will be transferred to the General Account, and all subsequent Net Premiums attributable to the increase will be allocated to the General Account.

Transfers made pursuant to this conversion privilege will not affect the death benefit, Face Amount, net amount at risk, rate class, or Issue Age under a Policy. No charge will be imposed on any transfers resulting from the exercise of this conversion privilege, and such transfers will not count against the limitation on the amount and frequency of transfer requests allowed in each Policy Month or Policy Year. (See Transfers.)

Notwithstanding an exercise of the conversion privilege during the first twenty-four Policy Months following an increase in Face Amount, circumstances in effect following the conversion could subject Cash Value in the General Account to substantial investment risk. For example, if Cash Value in the Separate Account is high relative to Cash Value in the General Account, poor investment performance of the Divisions of the Separate Account to which the Owner has allocated Net Premium payments could result in a greater likelihood of lapse. If the Divisions of the Separate Account perform poorly and Cash Value is not available in the Separate Account to pay monthly deductions, Cash Value in the General Account could be wholly depleted, and the Policy could lapse. Because circumstances can alter the expected outcome of an exercise of the conversion privilege following an increase in Face Amount, Owners should consult their sales representative or other competent advisor before deciding whether to exercise the conversion privilege following an increase in Face Amount.

              Payments of Benefits at Maturity

If the Insured is living and the Policy is in force, the Company will pay the Cash Surrender Value of the Policy on the Maturity Date, plus the cash value of any paid-up additions, dividends due and dividend accumulations. An Owner may elect to have amounts payable on the Maturity Date paid in a single sum or under one of the settlement options described below. Amounts payable on the Maturity Date ordinarily will be paid within seven days of that date, although payments may be postponed under certain circumstances. (See General Matters-Postponements of Payments from the Separate Account.) A Policy will mature if and when the Insured reaches Attained Age 95.

             PAYMENT AND ALLOCATION OF PREMIUMS

                    Issuance of a Policy

Individuals wishing to purchase a Policy must complete an application and submit it to an authorized registered agent of General American or to General American's Home Office. A Policy will generally be issued to Insureds of Issue Ages 0 through 80 for the regularly underwritten contracts, and 20 through 80 for the Pension Policy. General American may, in its sole discretion, issue Policies to individuals falling outside of those Issue Ages. Acceptance of an application is subject to General American's underwriting rules, and General American reserves the right to reject an application for any reason.

The Issue Date is determined by General American in accordance with its standard underwriting procedures for variable life insurance policies. The Issue Date is used to determine Policy Anniversaries, Policy Years, and Policy Months. Insurance coverages under a Policy will not take effect until the Policy has been delivered and the initial premium has been paid prior to the Insured's death and prior to any change in health as shown in the application.

                          Premiums

The initial premium is due on the Issue Date, and may be paid to an authorized registered agent of General American or to General American at its Home Office. General American currently requires that the initial premium for a Policy be at least equal to one-twelfth (1/12) of the sum of the Minimum Premium for the Policy. The Minimum Premium is the amount specified for each Policy based on the requested initial Face Amount and the charges under the Policy which vary by Attained Age, rate class, and sex (except under the Pension Policy or any Policies sold in Montana of the Insured. (See Charges and Deductions.) For policies issued as a result of a term conversion from certain General American term policies, the Company requires the Owner to pay an initial premium, which combined with conversion credits given, if any, will equal one full Minimum Premium for the Policy. (See Charges and Deductions.)

Following the initial premium, subject to the limitations described below, premiums may be paid in any amount and at any interval. Premiums after the first premium payment must be paid to General American at its Home Office. An Owner may establish a schedule of planned premiums which will be billed by the Company at regular intervals. Failure to pay planned premiums, however, will not itself cause the Policy to lapse. (See Policy Lapse and Reinstatement.) Premium receipts will be furnished upon request.

An Owner may make unscheduled premium payments at any time in any amount, or skip planned premium payments, subject to the minimum and maximum premium limitations described below.

If a Policy is in the intended Owner's possession, but the initial premium has not been paid, the Policy is not in force. Under these circumstances, the intended Owner is deemed to have the Policy for inspection only.

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

PREMIUM LIMITATIONS. Every premium payment must be at least $10. In no event may the total of all premiums paid in any Policy Year exceed the current maximum premium limitations for that Policy Year. Maximum premium limits for the Policy Year will be shown in the Owner's annual report.

In general, for policies issued with Death Benefit Option A or Death Benefit Option B, the maximum premium limit for a Policy Year is the largest amount of premium that can be paid in that Policy Year such that the sum of the premiums paid under the Policy will not at any time exceed the guideline premium limitations needed to comply with the tax definition of life insurance. If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitations, the Company will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed, and no further premiums will be accepted until allowed under the current maximum premium limitations.

In addition to the foregoing tax definitional limits on premiums, for purposes of determining whether distributions (including loans) are a return of income first, the Company monitors the Policy to detect whether the "seven pay limit" has been exceeded. If the seven pay limit is exceeded, the Policy becomes a "Modified Endowment". The Company has adopted administrative steps designed to notify an Owner when it is believed that a premium payment will cause a Policy to become a Modified Endowment Contract. The Owner will be given a limited amount of time to request that the premium be reversed in order to avoid the Policy's being classified as a Modified Endowment Contract. (See Federal Tax Matters.)

If the Company receives a premium payment which would cause the death benefit to increase by an amount that exceeds the Net Premium portion of the payment, then the Company reserves the right to (1) refuse that premium payment, or (2) require additional evidence of insurability before it accepts the premium.

         Allocation of Net Premiums and Cash Value

ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Owner indicates how Net Premiums are to be allocated among the Divisions of the Separate Account, to the General Account, or both. For each Division chosen, the minimum percentage that may be allocated to a Division or the General Account is 5% of the Net Premium, and fractional percentages may not be used.

The allocation for future Net Premiums may be changed without charge at any time by providing notice in writing to the Company. Any change in allocation will take effect immediately upon receipt by the Company of the written notification. No charge is imposed for changing the allocations of future Net Premiums. The initial allocation will be shown on the application which is attached to the Policy.

During the period from the Issue Date to the end of the Right to Examine Policy period, Net Premiums will automatically be allocated to the Division that invests in the Money Market Fund of the Capital Company. (See Right to Examine Policy.) When this period expires, the Policy's Cash Value in that Division will be transferred to the Divisions of the Separate Account and to the General Account (if available) in accordance with the allocation requested in the application for the Policy, or any allocation instructions received subsequent to receipt of the
application.   Net Premiums received after the Right To Examine Policy
period will be allocated according to the allocation instructions most recently received by the Company unless otherwise instructed for that particular premium receipt.

The Policy's Cash Value may also be transferred between Divisions of the Separate Account, and between those Divisions and the General Account. (See Policy Rights-Transfers.)

The value of amounts allocated to Divisions of the Separate Account will vary with the investment performance of the chosen Divisions, and the Owner bears the entire investment risk. This will affect the Policy's Cash Value, and may affect the death benefit as well. Owners should periodically review their allocations of Net Premiums and the Policy's Cash Value in light of market conditions and their overall financial planning requirements.

               Policy Lapse and Reinstatement

LAPSE. Unlike conventional whole life insurance policies, the failure to make a premium payment following the initial premium will not itself cause a Policy to lapse. Lapse will occur when the Cash Surrender Value is insufficient to cover the monthly deduction, and a grace period expires without a sufficient payment being made.

The grace period, which is 62 days, begins on the Monthly Anniversary on which the Cash Surrender Value becomes insufficient to meet the next monthly deduction. The Company will notify the Owner that Cash Surrender Value is insufficient to cover the monthly deduction at the beginning of the grace period by mail addressed to the last known address

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
on file with the Company. The notice to the Owner will indicate the amount of additional premium that must be paid to keep the Policy in force. The amount of the premium required to keep the Policy in force will be the amount required to cover the outstanding monthly deductions and premium expense charges. (See Charges and Deductions-Monthly Deduction.) If the Company does not receive the required amount during the grace period, the Policy will lapse and terminate without Cash Value.

At the time of lapse, any remaining dividend accumulations and the cash value of paid-up additions will be paid to the Owner. (See Dividends, and General Matters-Additional Insurance Benefits.) If the Insured dies during the grace period, any overdue monthly deductions will be deducted from the death benefit otherwise payable.

REINSTATEMENT. The Owner may reinstate a lapsed Policy by written application any time within five years after the date of lapse and before the Maturity Date. Reinstatement is subject to the following conditions:

(l) Evidence of the insurability of the Insured satisfactory to the Company (including evidence of insurability of any person covered by a rider to reinstate the rider).

(2) Payment of a premium that, after the deduction of premium expense charges, is large enough to cover: (a) the monthly deductions due at the time of lapse, and (b) two times the monthly deduction due at the time of reinstatement.

(3) Payment or reinstatement of any Indebtedness. Any Indebtedness reinstated will cause a Cash Value of an equal amount also to be reinstated. Any loan paid at the time of reinstatement will cause an increase in Cash Value equal to the amount to be reinstated.

(4)  The Policy cannot be reinstated if it has been surrendered.

The amount of Cash Value on the date of reinstatement will be equal to the amount of any Policy Loan reinstated, increased by the Net Premiums paid at reinstatement, any Policy Loans paid at the time of reinstatement, and the amount of any surrender charges paid at the time of lapse to the extent of the Face Amount reinstated. The Insured must be alive on the date the Company approves the application for reinstatement. If the Insured is not then alive, such approval is void and of no effect.

The effective date of reinstatement is the date the Company approves the application for reinstatement. There will be a full monthly deduction for the Policy Month which includes that date. (See Charges and Deductions-Monthly Deduction.)

The surrender charges in effect at the time of reinstatement will equal the surrender charges in effect at the time of lapse. If only a portion of the total Face Amount is reinstated, then only the applicable portion of the surrender charges will be reinstated. If only a portion of the total Face Amount is reinstated, the Cash Value following reinstatement will be increased by the applicable portion of the surrender charges imposed at the time of lapse. (See Charges and Deductions-Contingent Deferred Sales Charge.)

                   CHARGES AND DEDUCTIONS

Charges will be deducted in connection with the Policy to compensate the Company for providing the insurance benefits set forth in the Policies and any additional benefits added by rider, administering the Policies, incurring expenses in distributing the Policies, and assuming certain risks in connection with the Policy.

                  Premium Expense Charges

Prior to allocation of Net Premiums, premium payments will be reduced by premium expense charges consisting of a sales charge and a charge for premium taxes. The premium payment less the premium expense charge equals the Net Premium.

SALES CHARGE. A sales charge equal to 6% of the premium paid will be deducted from each premium to partially compensate the Company for expenses incurred in distributing the Policy and any additional benefits provided by rider. These expenses include agent sales commissions, the cost of printing prospectuses and sales literature, and any advertising costs. Where Policies are issued to Insureds with higher mortality risks or to Insureds who have selected additional insurance benefits, a portion of the amount deducted for sales charge is used to pay distribution expenses and other costs associated with these additional coverages.


To the extent that sales expenses are not recovered from the 6% sales charge and the surrender charge, those expenses may be recovered from other sources, including the mortality and expense risk charge described on page 23.


PREMIUM TAXES. Various states and subdivisions impose a tax on premiums received by insurance companies. Premium taxes vary from state to state. A deduction of 2% of the premium is made from each premium payment for these taxes. The deduction

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

represents an amount the Company considers necessary to pay the premium taxes imposed by the states and any subdivisions thereof.

                     Monthly Deduction

Charges will be deducted monthly from the Cash Value of each Policy ("the monthly deduction") to compensate the Company for (a) certain administrative costs; (b) insurance underwriting and acquisition expenses in connection with issuing a Policy; (c) the cost of insurance; and (d) the cost of optional benefits added by rider. The monthly deduction will be taken on the Investment Start Date and on each Monthly Anniversary. It will be allocated among the General Account and each Division of the Separate Account in the same proportion that a Policy's Cash Value in the General Account and the Policy's Cash Value in each Division bear to the total Cash Value of the Policy, less the Cash Value in the Loan Account, on the date the deduction is taken. Because portions of the monthly deduction, such as the cost of insurance, can vary from month to month, the monthly deduction itself can vary in amount from month to month.

MONTHLY ADMINISTRATIVE CHARGE. The Company has responsibility for the administration of the Policies and the Separate Account. Administrative expenses include premium billing and collection; recordkeeping; processing death benefit claims; cash surrenders; partial withdrawals; Policy changes, tax reporting and overhead costs; processing applications; and establishing Policy records. As reimbursement for administrative expenses related to the maintenance of each Policy and the Separate Account, the Company assesses a monthly administration charge from each Policy. This charge is $10 per month of the Standard Policy and $12 per month for the Pension Policy during the first 12 Policy Months, and $4 (Standard) and $6 (Pension) per month thereafter. These charges are guaranteed not to increase while the Policy is in force. The Company does not anticipate that it will make any profit on the monthly administrative charge.

The Company may administer the Policy itself, or the Company may purchase administrative services from such sources (including affiliates) as may be available. Such services will be acquired on a basis which, in the Company's sole discretion, affords the best services at the lowest cost. The Company reserves the right to select a company to provide services which the Company deems, in its sole discretion, is the best able to perform such services in a satisfactory manner even though the costs for such services may be higher than would prevail elsewhere.

SELECTION AND ISSUE EXPENSE CHARGE. An additional administrative charge will be deducted from Cash Value as part of the monthly deduction during the first 12 Policy Months and for the first 12 Policy Months following an increase in the Face Amount The charge will compensate the Company for issuance, underwriting, processing, and start-up expenses. These expenses include the cost of processing applications, conducting medical examinations, and determining insurability and the Insured's rate class. The charge is $0.08 per month multiplied by the Face Amount divided by 1,000, and the Company does not anticipate that it will result in any profit. The selection and issue expense charge is guaranteed not to increase over the life of the Policy.

The selection and issue expense charge is not imposed after the first Policy Year, except that the charge is imposed with respect to an increase in Face Amount for the first 12 Policy Months following the effective date of the increase. If a decrease in Face Amount occurs during the first Policy Year or first 12 months following the effective date of an increase, the charge will no longer be taken to the extent of the decrease. The selection and issue charge is not imposed in connection with a change from Death Benefit Option B to Death Benefit Option A unless such change is simultaneous with a separately requested increase in Face Amount. The full charge will be imposed even if a Policy is surrendered during the first 12 Policy Months or the first 12 Policy Months following an increase in Face Amount.

COST OF INSURANCE. The cost of insurance is deducted on each Monthly Anniversary for the following Policy Month. Because the cost of insurance depends upon a number of variables, the cost will vary for each Policy Month. The cost of insurance is determined separately for the initial Face Amount and for any subsequent increases in Face Amount. The Company will determine the monthly cost of insurance charge by multiplying the applicable cost of insurance rate or rates by the net amount at risk for each Policy Month.

The cost of insurance rates are determined at the beginning of each Policy Year for the initial Face Amount and each increase in Face Amount. The rates will be based on the Attained Age, rate class, and sex (except under the Pension Policy or any Policies sold in Montana. See Unisex Requirements Under the Pension Policies and Montana Law ) of the Insured at issue or the date of an increase in Face Amount. The cost of insurance rates generally increase as the Insured's Attained Age increases. The rate class of an Insured also will affect the cost of insurance rate. The Company currently places Insureds into a preferred rate class, a standard rate class, or into rate classes involving a higher mortality risk. In an otherwise identical Policy, Insureds in the preferred rate class will have a lower cost of insurance than those in a rate class involving higher mortality risk. Each rate class is also divided into two categories: smokers and nonsmokers. Nonsmoker Insureds will generally incur a lower cost of insurance than similarly situated Insureds who smoke. (Insureds under Attained Age 20 are automatically assigned to the smoker rate class.) For the initial Face Amount, the Company will use the rate class on the Issue Date. For each increase in Face Amount, other than one caused by a change in the death benefit option, the Company will use the rate class applicable to that increase. If the death benefit equals a percentage of Cash Value, an increase in Cash Value will cause an automatic increase in the death benefit. The rate class for such increase will be the same as that used for the most recent increase that required proof of insurability.

Actual cost of insurance rates may change, and the actual monthly cost of insurance rates will be determined by the Company based on its expectations as to future mortality experience. However, the actual cost of insurance rates will not be greater than the guaranteed cost of insurance rates set forth in the Policy. These guaranteed rates are based on the 1980 Commissioners Standard Ordinary Mortality Tables. Any change in the cost of insurance rates will apply to all persons of the same Attached Age, rate class, and sex (except under the Pension Policy and any Policies sold in Montana. See Unisex Requirements Under Pension Policies and Montana Law) whose initial Face Amounts or increases in Face Amount have been in force for the same length of time.

The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741 (which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5%), less (b) the Cash Value at the beginning of the Policy Month.

The net amount at risk for a Policy Month is (a) the death benefit at the beginning of the Policy Month divided by 1.0040741 which reduces the net amount at risk, solely for purposes of computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 5.0%), less (b) the Cash Value at the beginning of the Policy Month. If there is an increase in Face Amount, a net amount at risk will be calculated separately for the initial Face Amount, and for each increase in Face Amount. If Death Benefit Option A is in effect, for purposes of determining the net amounts at risk for the initial Face Amount and for each increase in Face Amount, Cash Value will first be considered a part of the initial Face Amount. If the Cash Value is greater than the initial Face Amount, the excess Cash Value will then be considered a part of each increase in order, starting with the first increase. If Death Benefit Option B is in effect, the net amount at risk will be determined separately for the initial Face Amount and for each increase in Face Amount. In calculating the cost of insurance charges, the cost of insurance rate for a Face Amount is applied to the net amount at risk for that Face Amount.

Partial withdrawals and decreases in Face Amount will affect the manner in which the net amount at risk for each rate class is calculated. (See Policy Benefits-Death Benefit, and Policy Rights-Surrender and Partial Withdrawals.)

Additional Insurance Benefits. The monthly deduction will include charges for any additional benefits provided by rider. (See General Matters-Additional Insurance Benefits.)

         Contingent Deferred Sales Charge ("CDSC")

During the first ten years after the Issue Date or the effective date of a Face Amount increase, the Company will impose a CDSC upon surrender or lapse of the Policy, a requested decrease in Face Amount, or a partial withdrawal that causes the Face Amount to decrease. The amount of the charge assessed will depend on a number of factors, including whether the event is a full surrender or lapse or only a decrease in Face Amount, the amount of premiums received by the Company, and the Policy Year in which the surrender or other event takes place.

The Company will assess an additional charge upon a surrender, partial withdrawal, or requested decrease in Face Amount following each increase in Face Amount. The additional charge will apply for the first ten Policy Years following the effective date of the increase in Face Amount and will depend on factors similar to those affecting the amount of the basic surrender charge.

The Contingent Deferred Sales Charge compensates the Company for expenses relating to the distribution of the Policy, including agents' commissions, advertising, and the printing of the Prospectus and sales literature.


CALCULATION OF CHARGE. The Contingent Deferred Sales Charge is calculated separately for the initial Face Amount and for any increase in Face Amount. Assuming no increases in Face Amount have yet become effective, if a Policy is surrendered, the charge will be 24% of premiums paid during the first Policy Year up to the Target Premium (described on page 22). The amount of the charge remains level over the first five Policy Years and then gradually decreases to zero (0) at the end of 10 policy years (see table on page 22). If an increase in Face Amount has gone into effect and the Policy is surrendered within 12 Policy Months after the effective date of increase, the additional charge associated with the increase will equal 24% of the lesser of premiums attributed to the increase which are received within l2 Policy Months of the increase, and the Target Premium for the increase. The charge applicable to an increase in Face Amount remains level for the first five Policy Years that the increase is in effect. Thereafter, in each case, the charge is reduced by a percentage factor until it becomes zero at the end of ten years, as shown in the table below.


The timing of premium payments may affect the amount of the Contingent Deferred Sales Charge under a Policy, as the charge is based only on premiums actually paid in the first Policy Year or in the first l2 Policy months after an increase in Face Amount.

         CONTINGENT DEFERRED SALES CHARGE PERCENTAGE TABLE
          IF SURRENDER OR LAPSE    THE FOLLOWING PERCENTAGE
       OCCURS IN THE LAST MONTH    OF THE SURRENDER CHARGE
           OF POLICY YEAR:<F*>       WILL BE PAYABLE:<F**>
               1 through 5                   100%
                   6                          80%
                   7                          60%
                   8                          40%
                   9                          20%
             10 and later                     0%

<F*>For requested increases, years are measured from the effective date of the increase.
<F**>In addition, the percentages reduce equally for each Policy Month during the years shown. For example, during the seventh year, the percentage reduces equally each month from 80% at the end of the sixth Year to 60% at the end of the seventh Year.

The Target Premium depends upon the Insured's Attained Age (on the Issue Date or on the effective date of a requested increase), and sex (except under the Pension Policy and any Policies sold in Montana; see Unisex Requirements Under the Pension Policies and Montana Law). The Target Premium will be fixed and determined on the Issue Date or the effective date of any requested increase in Face Amount. The Target Premium for the initial Face Amount or a requested increase in Face Amount is determined by multiplying (a) the applicable factor per $1,000 of Face Amount from Appendix B (using the Insured's Attained Age on the Issue Date or on the effective date of an increase), by (b) the initial Face Amount or the Face Amount of the increase, and dividing the result by 1,000.

Because additional premium payments are not required to fund a requested increase in Face Amount, a special rule applies to determine the amount of "premiums attributable to the increase." In general, the premiums attributable to the increase will equal the sum of a proportionate share of the Cash Value on the effective date of the increase, before any deductions are made, plus a proportionate share of premium payments actually made on or after the effective date of the increase. This means that, in effect, in calculating the amount of the Contingent Deferred Sales Charge a portion of the existing Cash Value will be deemed to be a premium payment for the increase, and subsequent premium payments will be prorated. The proportion of existing Cash Value and subsequent premium payments attributable to the increase will equal the ratio of the Target Premium for the requested increase to the sum of the Target Premiums for the total Face Amount in effect under the Policy, including the Target Premium for the requested increase. See Appendix B for a table of Target Premiums.

CHARGE ASSESSED UPON DECREASES. Assuming there has been no prior requested increase in Face Amount, the amount of the Contingent Deferred Sales Charge deducted upon a decrease in Face Amount will equal a fraction of the charge that would be deducted if the Policy were surrendered at that time. The fraction will be determined by dividing the amount of the decrease by the Policy's Face amount before the decrease and multiplying the result by the charge.

If there has been a prior increase in Face Amount, the amount of the charge will depend on whether the initial Face Amount or subsequent increases in Face Amounts are being decreased, which in turn will depend on whether the decrease arises from a partial withdrawal or a requested decrease in Face Amount. (See Policy Benefits-Death Benefit-Change in Face Amount and Policy Rights-Surrender and Partial Withdrawals.) The charge deducted will equal the proportionate amount of the Contingent Deferred Sales Charge for each portion of the Face Amount being decreased, based on the relationship of the decrease to the applicable portions of the Face Amount.

REDUCTION OF CHARGES. The Policy is available for purchase by individuals, corporations, and other institutions. For certain individuals and certain corporate or other group or sponsored arrangements purchasing one or more Policies, General American may waive or reduce the amount of the Contingent Deferred Sales Charge, Selection and Issue Expense

Charge, monthly administrative charge, or other charges where the expenses associated with the sale of the Policy or Policies or the underwriting or other administrative costs associated with the Policy or Policies are reduced.

Sales, underwriting, or other administrative expenses may be reduced for reasons such as expected economies resulting from a corporate purchase or a group or sponsored arrangement; from the amount of the initial premium payment or payments; from the amount of projected premium payments; or from lower Target Premiums. General American will determine in its discretion if, and in what amount, a reduction is appropriate. The Company may modify its criteria for qualification for reduction of charges as experience is gained, subject to the limitation that such reductions will not be unfairly discriminatory against the interests of any Owner.

                  Separate Account Charges

MORTALITY AND EXPENSE RISK CHARGE. General American will deduct a daily charge from the Separate Account at the rate of .002319% of the average net assets of each Division of the Separate Account; which equals an effective annual rate of .85% of those net assets. This deduction is guaranteed not to increase while the Policy is in effect. General American may realize a profit from this charge.

The mortality risk assumed by General American is that Insureds may die sooner than anticipated and that therefore General American will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will exceed the amounts realized from the administrative charges assessed against the Policy.

FUND EXPENSES. The value of the net assets of the Separate Account will reflect the investment advisory fee and other expenses incurred by the underlying investment companies. See the prospectuses for the respective Funds for a description of investment advisory fees and other expenses incurred by the Capital Company, Russell, VIP, VIP II, and Van Eck.

No charges are currently made to the Separate Account for Federal, state, or local taxes that the Company incurs which may be attributable to such Separate Account or to the Policy. The Company may make a charge for any taxes or economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policy. (See Federal Tax Matters.)

                         DIVIDENDS

The Policy is a participating policy which is entitled to a share, if any, of the divisible surplus of the Company as determined each year and apportioned to it. This surplus will be distributed as a dividend payable annually on the January Monthly Anniversary.

Dividends under participating policies may be described as refunds of premiums which adjust the cost of a policy to the actual level of cost emerging over time after the issue of the Policies. Both Federal and state law recognize that dividends are generally considered to be a refund of a portion of the premium paid and therefore are not treated as income for Federal or state income tax purposes. However, depending on the dividend payment option chosen (see below), dividends may have tax consequences to Owners. Counsel or other competent tax advisors should be consulted for more complete information.

Dividend illustrations published at the time of issue of a Policy reflect the actual recent experience of the issuing insurance company with respect to factors such as interest, mortality, and expenses. State law generally prohibits a company from projecting or estimating future results. State law also requires that dividends must be based on surplus, after setting aside certain necessary amounts, and that such surplus must be apportioned equitably among participating policies. In other words, in principle and by statute, dividends must be based on actual experience and cannot be guaranteed at issue of a Policy.

Each year the Company's actuary analyzes the current and recent past experience and compares it to the assumptions used in determining the premium rates at the time of issue. Some of the more important data studied includes mortality and lapse rates, investment yield in the General Account, and actual expenses incurred in administering the Policy. Such data is then allocated to each dividend class, e.g., by year of issue, age and plan. The actuary then determines what dividends can be equitably apportioned to each Policy class and makes a recommendation to the Company's Board of Directors ("the Board"). The Board, which has the ultimate authority to declare dividends, will vote the amount of surplus to be apportioned to each Policy class, thereby authorizing the distribution of the annual dividend.

An Owner may choose one of the following dividend options within 31 days after a dividend is credited. Dividends will be credited under the chosen option until the Owner changes it. If the Owner does not choose an option, the Company will credit the dividend under Option B until such time as the Owner requests in writing a different option.

OPTION A: CASH.  The amount of the dividend will be paid in cash.

OPTION B: INCREASE CASH VALUE. The amount of the dividend will be added to the Policy's Cash Value on the date of the dividend payment. The Cash Value will increase by the amount of the dividend. The dividend will be allocated to the General Account and the Divisions of the Separate Account according to the current allocation of the Net Premium.

OPTION C: PAID-UP ADDITIONS. The dividend will be used to buy level paid-up insurance (additional insurance benefits). The Owner may surrender paid-up additions for their cash value at any time. The cash value of paid-up additions is the net single premium for such paid-up additions at the Attained Age of the Insured. This cash value does not depend on the investment performance of the Separate Account and will not be less than the dividends used to purchase such paid-up additions. Paid-up additions, if any, will be paid as part of the death benefit proceeds, as well as upon lapse (PAGE 23), surrender (PAGE 17), or Policy maturity (PAGE 20).

OPTION D: DIVIDEND ACCUMULATIONS. The amount of the dividend will be left with General American to accumulate at interest. The interest rate will be determined by General American from time to time. This rate will never be less than 2.5% a year, compounded annually. General American will credit interest for full Policy Years only. The Owner may elect to use dividend accumulations to pay premiums automatically whenever the Policy's Cash Value is insufficient to pay the monthly deduction. This election may be made in the application for a Policy or by written request. The Owner may also withdraw the entire amount or any part of it in cash at any time, by making a proper written request. Dividend accumulations, if any, will be paid as part of the death benefit proceeds, as well as upon lapse, surrender, or Policy maturity.

                    THE GENERAL ACCOUNT

Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933, and the General Account has not been registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the General Account. The disclosure regarding the General Account may, however, be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

                    General Description

The General Account consists of all assets owned by General American other than those in the Separate Account and other separate accounts. Subject to applicable law, General American has sole discretion over the investment of the assets of the General Account.

An Owner may elect to allocate Net Premiums to the General Account, the Separate Account, or both. The Owner may also transfer Cash Value from the Divisions of the Separate Account to the General Account, or from the General Account to the Divisions of the Separate Account. The allocation or transfer of funds to the General Account does not entitle an Owner to share in the investment experience of the General Account. Instead, General American guarantees that Cash Value in the General Account will accrue interest at a rate of at least 5%, compounded annually, independent of the actual investment experience of the General Account.

The Loan Account is part of the General Account.

                         The Policy

This Prospectus describes a flexible premium variable life insurance policy. This Prospectus is generally intended to serve as a disclosure document only for the aspects of the Policy relating to the Separate Account. For complete details regarding the General Account, see the Policy itself.

                  General Account Benefits

If the Owner allocates all Net Premiums only to the General Account and makes no transfers, partial withdrawals, or Policy Loans, the entire investment risk will be borne by General American, and General American guarantees that it will pay at least a minimum specified death benefit. The Owner may select either death benefit Option A or Death Benefit Option B under the Policy and may change the Policy's Face Amount subject to satisfactory evidence of insurability.

                 General Account Cash Value

Net Premiums allocated to the General Account are credited to the Cash Value. General American bears the full investment risk for these amounts and guarantees that interest will be credited to each Owner's Cash Value in the General Account at a rate of not less than 5% per year, compounded annually.

General American may, AT ITS SOLE DISCRETION, credit a higher rate of interest, although it is not obligated to credit interest in excess of 5% per year, and might not do so. ANY INTEREST CREDITED ON THE POLICY'S CASH VALUE IN THE GENERAL ACCOUNT IN EXCESS OF THE GUARANTEED MINIMUM RATE OF 5% PER YEAR WILL BE DETERMINED IN THE SOLE DISCRETION OF GENERAL AMERICAN. THE POLICY OWNER ASSUMES THE RISK THAT INTEREST CREDITED MAY NOT EXCEED THE GUARANTEED MINIMUM RATE OF 5% PER YEAR. If excess interest is credited, a different rate of interest may be applied to the Cash Value in the Loan Account. The value in the General Account will be calculated on each Monthly Anniversary of the Policy.

General American guarantees that, on each Valuation Date, the Cash Value in the General Account will be the amount of the Net Premiums allocated or Cash Value transferred to the General Account, plus interest at the rate of 5% per year, plus any excess interest which General American credits and any amounts transferred into the General Account, less the sum of all Policy charges allocable to the General Account and any amounts deducted from the General Account in connection with partial withdrawals, surrender charges or transfers to the Separate Account.

         Transfers, Surrenders, Partial Withdrawals
                      and Policy Loans

After the first Policy Year and prior to the Maturity Date, a portion of Cash Value may be withdrawn from the General Account or transferred from the General Account to the Separate Account. A maximum total of four partial withdrawals and transfers from the General Account is permitted in a Policy Year. A partial withdrawal, net of any applicable surrender charges, and any transfer must be at least $500 or, the Policy's entire Cash Value in the General Account if less than $500. No amount may be withdrawn from the General Account that would result in there being insufficient Cash Value to meet any surrender charges that would be payable immediately following the withdrawal upon the surrender of the remaining Cash Value of the Policy. The total amount of transfers and withdrawals in a Policy Year cannot exceed 15% of a Policy's Cash Value in the General Account at the beginning of the Policy Year (net of any applicable surrender charge) (not to exceed the total Cash Surrender Value of the Policy).

Policy loans may also be made from the Policy's Cash Value in the General Account.

Loans and withdrawals from the General Account may have Federal income tax consequences. (See Federal Tax Matters.)

No transfer charge currently is imposed on transfers to and from the General Account. However, such a charge may be imposed in the future. General American may revoke or modify the privilege of transferring amounts from the General Account at any time. Partial withdrawals will result in the imposition of the applicable surrender charges.

Transfers, surrenders, and partial withdrawals payable from the General Account and the payment of Policy Loans allocated to the General Account may, subject to certain restrictions, be delayed for up to six months. However, if payment is deferred for 30 days or more, General American will pay interest at the rate of 2.5% per year for the period of the deferment.

                      GENERAL MATTERS

             Postponement of Payments from the
                      Separate Account

The Company usually pays amounts payable on partial withdrawal, surrender, or Policy Loans allocated to the Separate Account Divisions within seven days after written notice is received. Payment of any amount payable from the Divisions of the Separate Account upon surrender, partial withdrawals, death of Insured, or the Maturity Date, as well as payments of a Policy Loan and transfers, may be postponed whenever: (i) the New York Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted as determined by the SEC; (ii) the SEC by order permits postponement for the protection of Owners; or (iii) an emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets. The Company may defer payment of the portion of any Policy Loan from the General Account for not more than six months.

Payments under the Policy of any amounts derived from premiums paid by check may be delayed until as the check has cleared the bank upon which it is drawn.

                        The Contract

The Policy, the attached application, any riders, endorsements, any application for an increase in Face Amount, and any application for reinstatement constitute the entire contract. All statements made by the Insured in the application and any supplemental applications can be used to contest a claim or the validity of the Policy. Any change to the Policy must be in writing and approved by the President, a Vice President, or the Secretary of the Company. No agent has the authority to alter or modify any of the terms, conditions, or agreements of the Policy or to waive any of its provisions.

                     Control of Policy

The Insured is the Owner of the Policy unless another person is shown as the Owner in the application. Ownership may be changed, however, as described below. The Owner is entitled to all rights provided by the Policy, prior to its Maturity Date. Any person whose rights of ownership depend upon some future event does not possess any present rights of ownership. If there is more than one Owner at a given time, all Owners must exercise the rights of ownership. If the Owner dies, and the Owner is not the Insured, the Owner's interest in the Policy becomes the property of his or her estate unless otherwise provided. Unless otherwise provided, the Policy is jointly owned by all Owners named in the Policy or by the survivors of those joint Owners. Unless otherwise stated in the Policy, the final Owner is the estate of the last joint Owner to die. The Company may rely on the written request of any trustee of a trust which is the Owner of the Policy, and the Company is not responsible for the proper administration of any such trust.

                        Beneficiary

The Beneficiary(ies) is (are) the person(s) specified in the application or by later designation. Unless otherwise stated in the Policy, the Beneficiary has no rights in a Policy before the death of the Insured. If there is more than one Beneficiary at the death of the Insured, each Beneficiary will receive equal payments unless otherwise provided by the Owner. Under the Standard Policy, if no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Owner or, if the Owner is not living, to the Owner's estate. Under the Pension Policy, if no Beneficiary is living at the death of the Insured, the proceeds will be payable to the Insured's estate.

The Company permits the designation of various types of trusts as Beneficiary(ies), including trusts for minor beneficiaries, trusts under a will, and trusts under a separate written agreement. An Owner is also permitted to designate several types of beneficiaries, including business beneficiaries.

               Change of Owner or Beneficiary

The Owner may change the ownership and Beneficiary designation by written request in a form acceptable to the Company at any time during the Insured's lifetime subject to any restrictions stated in the Policy and this Prospectus. The Company may require that the Policy be returned for endorsement of any change. If acceptable to us, the change will take effect as of the date the request is signed, whether or not the Insured is living when the request is received at the Company's Home Office. The Company is not liable for any payment made or action taken before the Company received the written request for change. If the Owner is also a Beneficiary of the Policy at the time of the Insured's death, the Owner may, within sixty days of the Insured's death, designate another person to receive the Policy Proceeds. Any change will be subject to any assignment of the Policy or any other legal restrictions.

                       Policy Changes

The Company reserves the right to limit the number of changes to a Policy to one per Policy Year and to restrict changes in the first Policy Year. Currently, only one change is permitted during any Policy Year and no change may be made during the first Policy Year. For this purpose, changes include increases or decreases in Face Amount and changes in the death benefit option. No change will be permitted if, as a result, the Policy would fail to satisfy the definition of life insurance in section 7702 of the Internal Revenue Code or any applicable successor provision.

                  Conformity with Statutes

If any provision in a Policy is in conflict with the laws of the state governing the Policy, the provision will be deemed to be amended to conform to such laws. In addition, the Company reserves the right to change the Policy if it determines that a change is necessary to cause this Policy to comply with, or give the Owner the benefit of, any Federal or state statute, rule, or regulation, including, but not limited to requirements of the Internal Revenue Code, or its regulations or published rulings.

                    Claims of Creditors

To the extent permitted by law, neither the Policy nor any payment under it will be subject to the claims of creditors or to any legal process.

                      Incontestability

The Policy is incontestable after it has been in force for two years from the Issue Date during the lifetime of the Insured. An increase in Face Amount and an addition of a rider after the Issue Date are incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. Any reinstatement of a Policy is incontestable, only after it has been in force during the lifetime of the Insured for two years after the effective date of the reinstatement.

                         Assignment

The Company will be bound by an assignment of a Policy only if: (a) the assignment is in writing; (b) the original assignment instrument or a certified copy thereof is filed with the Company at its Home Office; and
(c) the Company returns an acknowledged copy of the assignment instrument to the Owner. The Company is not responsible for determining the validity of any assignment. Payment of Policy Proceeds is subject to the rights of any assignee of record. If a claim is based on an assignment, the Company may require proof of the interest of the claimant. A valid assignment will take precedence over the claim of any Beneficiary.

                          Suicide

Suicide within two years of the Issue Date is not covered by the Policy. If the Insured dies by suicide, while sane or insane, within two years from the Issue Date (or within the maximum period permitted by the laws of the state in which the Policy was delivered, if less than two years), the amount payable will be limited to premiums paid, less any partial withdrawals and any outstanding Indebtedness. Subject to certain limitations, if the Insured dies by suicide, while sane or insane, within two years after the effective date of any increase in Face Amount, the death benefit for that increase will be limited to the amount of the monthly deductions for the increase.

If the Insured is a Missouri citizen when the Policy is issued, this provision does not apply on the Issue Date of the Policy, or on the effective date of any increase in Face Amount, unless the Insured intended suicide when the Policy, or the increase in Face Amount, was applied for.

         Misstatement of Age or Sex and Corrections

If the age or sex (except under the Pension Policy or any Policies sold in Montana, as discussed in Unisex Requirements Under the Pension Policies and Montana Law) of the Insured has been misstated in the application, the amount of the death benefit will be that which the most recent cost of insurance charge would have purchased for the correct age and sex.

Any payment or Policy changes made by the Company in good faith, relying on its records or evidence supplied with respect to such payment, will fully discharge the Company's duty. The Company reserves the right to correct any errors in the Policy.

                    Change in Rate Class

Sixty days prior to the Policy Anniversary on which the Insured attains age 20, a letter will be sent to the Owner notifying the Owner of the opportunity to apply for a change in the Insured's Rate Class from Smoker to Non-Smoker. If the Owner does not apply for a Rate Class change, the Rate Class will remain Smoker.

               Additional Insurance Benefits

Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. The descriptions below are intended to be general; the terms of the Policy riders providing the additional benefits may vary from state to state, and the Policy should be consulted. Many, but not all, of these additional insurance benefits require additional charges. The cost of any additional insurance benefits which require additional charges will be deducted as part of the monthly deduction from the Policy's Cash Value. (See Charges and Deductions-Monthly Deduction.) Certain restrictions may apply and are described in the applicable rider. An insurance agent authorized to sell the Policy can describe these extra benefits further. Samples of the provisions are available from General American upon written request.

WAIVER OF MONTHLY DEDUCTIONS RIDER. Provides for the waiver of the monthly deduction while the insured is totally disabled, subject to certain limitations described in the rider. The Insured must have become disabled after age 5 and before age 65.

WAIVER OF SPECIFIED PREMIUM RIDER. Provides for the crediting the Policy's Cash Value with a specified monthly premium while the Insured is totally disabled. The monthly premium selected at issue is not guaranteed to keep the policy in force. The Insured must have become disabled after age 5 and before age 65.

ACCIDENTAL DEATH BENEFIT RIDER. Provides additional insurance if the Insured's death results from accidental bodily injury, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by the Company that death: resulted directly from accidental bodily injury and independently of all other causes; occurred within 120 days from the date of injury; and occurred on or after the Policy

Anniversary nearest the Insured age 0 and before age 70.

CHILDREN'S LIFE INSURANCE RIDER. Provides for term insurance on the Insured's children, as defined in the rider. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates insurance on the life of any insured child will continue without further premium payments.

GUARANTEED OPTION TO INCREASE THE FACE AMOUNT RIDER. Provides that the Owner can purchase additional insurance under an existing Policy at certain future dates without evidence of insurability.

ADDITIONAL INSURED FAMILY TERM RIDER. Provides for term life insurance on an Additional Insured. An Additional Insured must be an immediate family member (spouse or child) of the Insured. A rider is issued for each additional family member individually. Under the terms of the rider, the death benefit will be payable to the named Beneficiary upon the death of the Additional Insured.

                    Records and Reports

The Company will maintain all records relating to the Separate Account and will mail to the Owner once each Policy Year, at the last known address of record, a report which shows the current Policy values, premiums paid, deductions made since the last report, and any outstanding Policy Loans. The Owner will also be sent a periodic report for Capital Company, VIP, VIP II, and Van Eck, and a list of the securities held in each Fund. Receipt of premium payments, transfers, partial withdrawals, Policy Loans, loan repayments, changes in death benefit options, increases or decreases in Face Amount, surrenders and reinstatements will be confirmed promptly following each transaction.

An Owner may request in writing a projection of illustrated future Cash Surrender Values and death benefits. This projection will be furnished by the Company for a nominal fee which will not exceed $25.

                DISTRIBUTION OF THE POLICIES

The Policies will be sold by individuals who, in addition to being licensed as life insurance agents for the Company, are also registered representatives of Walnut Street Securities, Inc. ("Walnut Street"), the principal underwriter of the Policies, or of broker-dealers who have entered into written sales agreements with Walnut Street. Walnut Street was incorporated under the laws of Missouri in 1984 and is a wholly-owned subsidiary of General American Holding Company, which is, in turn, a wholly-owned subsidiary of the Company. Walnut Street is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. No director or officer of Walnut Street owns any units in the Separate Account.


Walnut Street receives no administrative fees, management fees, or other fee income from sales of the Policies.


Writing agents will receive commissions based on a commission schedule and rules. Currently, agent first year commissions can equal up to 40% of the Target Premium and either 2.5% or 4% of the excess first year premium, depending on the sales contract. In renewal years, the agent commissions equal 2.5% or 3.0% of premium paid. For years 2 through 20, a commission of .38% or .31% of the average monthly Cash Value for each Policy Year is paid. In addition, bonuses based on first-year commissions may be earned during years 2 through 10 if an agent is covered by a contract under which the lower percent of premium commissions are paid. These are maximum commissions, and reductions may be possible under the circumstances outlined in the section entitled "Reduction of Contingent Deferred Sales Charge For Group or Sponsored Arrangements". General Agents receive compensation which may be based in part on the level of agent commissions in their agencies. The general agent commission schedules and rules differ for different types of agency contracts.

                    FEDERAL TAX MATTERS

                        Introduction

The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon General American's understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of continuation of the present Federal income tax laws or of the current interpretations by the Internal Revenue Service.

                  Tax Status of the Policy

Section 7702 of the Internal Revenue Code of 1986, as amended ("the Code") includes a definition of a life insurance contract for Federal tax purposes. The Secretary of the Treasury ("the Treasury") issued proposed regulations which specify what will be considered reasonable mortality charges under Section 7702. Guidance as to how Section 7702 is to be applied is, however, limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide most of the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on a basis of a standard premium class or on a guaranteed or simplified issue basis, while there is some uncertainty due to the limited guidance under Section 7702, the Company believes that such a Policy should meet the Section 7702 definition of a life insurance contract. However, with respect to a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk), it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Owner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company will take whatever steps are appropriate and necessary to attempt to cause such a Policy to comply with Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702, including possibly refunding any premiums paid that exceed the limitations allowable under Section 7702.
(together with interest or other earnings on any such premiums refunded as required by law). For these reasons, the Company reserves the right to modify the Policy as necessary to attempt to qualify it as a life insurance contract under Section 7702.

Section 817(h) of the Code authorizes the Treasury to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for Federal tax purposes. The Separate Account, intends to comply with the diversification requirements prescribed by the Treasury in Regulation Section 1.817-5, which affect how assets may be invested. Although General American does not control Capital Company, VIP, VIP II, or Van Eck, it has entered into agreements, which require these investment companies to be operated in compliance with the requirements prescribed by the Treasury.

The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets, for federal income tax purposes, if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. If that were to be determined to be the case, income and gains from the separate account assets would be includible in the variable contract owner's gross income. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."

The ownership rights under the Policy are different in certain respects from those described by the IRS in rulings in which it was determined that policy owners were not owners of separate account assets. For example, the Owner has additional flexibility in allocating Premium payments and Policy Values. These differences could result in an Owner being treated as the owner of a pro rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

(1) TAX TREATMENT OF POLICY BENEFITS. In general, the Company believes that the proceeds and Cash Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the Beneficiary under
Section 101(a)(1) of the Code, unless a transfer for value (generally a sale of the policy) has occurred.

Many changes or transactions involving a Policy may have tax consequences, depending on the circumstances. Such changes include, but are not limited to, the exchange of the Policy, a change of the Policy's Face Amount, a Policy Loan, an additional premium payment, a Policy lapse with an outstanding Policy Loan, a partial withdrawal, or a surrender of the Policy. In addition, Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Policy proceeds depend upon the circumstances of each Owner or Beneficiary. A competent tax advisor should be consulted for further information.

A Policy may also be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax advisor regarding the tax attributes of the particular arrangement.

Generally, the Owner will not be deemed to be in constructive receipt of the Cash Value, including increments thereof, under the Policy until there is a distribution. The tax consequences of distributions from, and Policy Loans taken from or secured by, a Policy depend on whether the Policy is classified as a "modified endowment contract". However, upon a complete surrender or lapse of any Policy, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of outstanding Indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

(2) MODIFIED ENDOWMENT CONTRACTS. A policy may be treated as a modified endowment contract depending upon the amount of premiums paid in relation to the death benefit provided under such Policy. The premium limitation rules for determining whether a Policy is a modified endowment contract are extremely complex. In general, however, a Policy will be a modified endowment contract if the accumulated premiums paid at any time during the first seven Policy Years exceed the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums.

In addition, if a Policy is "materially changed," it may cause such Policy to be treated as a modified endowment contract. The material change rules for determining whether a Policy is a modified endowment contract are also extremely complex. In general, however, the determination of whether a Policy will be a modified endowment contract after a material change generally depends upon the relationship among the death benefit at the time of such change, the Cash Value at the time of the change and the additional premiums paid in the seven Policy Years starting with the date on which the material change occurs.

Moreover, a life insurance contract received in exchange for a life insurance contract classified as a modified endowment contract will also be treated as a modified endowment contract. A reduction in a Policy's benefits may also cause such Policy to become a modified endowment contract.

Due to the Policy's flexibility, classification of a Policy as a modified endowment contract will depend upon the circumstances of each Policy. The Company has, however, adopted administrative steps designed to protect an Owner against the possibility that the Policy might become a modified endowment contract. The Company believes the safeguards are adequate for most situations, but it cannot provide complete assurance that a Policy will not be classified as a modified endowment contract. At the time a premium is credited which would cause the Policy to become a modified endowment contract, the Company will notify the Owner that unless a refund of the excess premium is requested by the Owner, the Policy will become a modified endowment contract. The Owner will have 30 days after receiving such notification to request the refund. The excess premium paid will be returned to the Owner upon receipt by the Company of the refund request. The amount to be refunded will be deducted from the Policy Cash Value in the Divisions of the Separate Account and in the General Account in the same proportion as the premium payment was allocated to such Divisions.

Accordingly, a prospective Owner should contact a competent tax advisor before purchasing a Policy to determine the circumstances under which the Policy would be a modified endowment contract. In addition, an Owner should contact a competent tax advisor before paying any additional premiums or making any other change to, including an exchange of, a Policy to determine whether such premium or change would cause the Policy (or the new Policy in the case of an exchange) to be treated as a modified endowment contract.

(3) DISTRIBUTIONS FROM POLICIES CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Policies classified as modified endowment contracts will be subject to the following tax rules: First, all distributions, including distributions upon surrender and benefits paid at maturity, from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Cash Value immediately before the distribution over the investment in the Policy (described below) at such time. Second, Policy Loans taken from, or secured by, such a Policy, as well as due but unpaid interest thereon, are treated as distributions from such a Policy and taxed accordingly. Third, a 10 % additional income tax is imposed on the portion of any distribution from, or Policy Loan taken from or secured by, such a Policy that (a) is included in income, except where the distribution or Policy Loan is made on or after the Owner attains age
59 1/2, (b) is attributable to the Owner's becoming disabled, or (c) is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary.

(4) DISTRIBUTIONS FROM POLICIES NOT CLASSIFIED AS MODIFIED ENDOWMENT CONTRACT. Distributions from Policies not classified as a modified endowment contract are generally treated as first recovering the investment in Policy (described on PAGE 37) and then, only after the return of all such investment in the Policy, as distributing taxable income. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit (possibly including a partial withdrawal) or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in cash distribution to the Owner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Policy Loans from, or secured by, a Policy that is not a modified endowment contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Owner.

Upon a complete surrender or lapse of a Policy that is not a modified endowment contract, or when benefits are paid at such a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Neither distributions (including distributions upon surrender or lapse) nor Policy Loans from, or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax.

If a Policy which is not a modified endowment contract subsequently becomes a modified endowment contract, then any distribution made from the Policy within two years prior to the date of such change in status may become taxable.

(5) POLICY LOAN INTEREST. Generally, interest paid on any loan under a life insurance Policy owned by an individual is not deductible. In addition, interest on any loan under a life insurance Policy owned by a business taxpayer on the life of any individual who is an officer of or is financially interested in the business carried on by that taxpayer is deductible only under certain very limited circumstances. AN OWNER SHOULD CONSULT A COMPETENT TAX ADVISOR BEFORE DEDUCTING ANY LOAN INTEREST.

(6) INTEREST EXPENSE ON UNRELATED INDEBTEDNESS. Under provisions added to the Code in 1997 for policies issued after June 8, 1997, if a business taxpayer owns or is the beneficiary of a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business, and the taxpayer also has debt unrelated to the Policy, a portion of the taxpayer's unrelated interest expense deductions may be lost. No business taxpayer should purchase, exchange, or increase the death benefit under a Policy on the life of any individual who is not an officer, director, employee, or 20 percent owner of the business without first consulting a competent tax Advisor.


(7) INVESTMENT IN THE POLICY. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which is excluded from gross income of the Owner (except that the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract, to the extent such amount is excluded from gross income, will be disregarded), plus (iii) the amount of any Policy Loan from, or secured by, a Policy that is a modified endowment contract to the extent that such amount is included in the gross income of the Owner.

(8) MULTIPLE POLICIES. All modified endowment contracts that are issued by the Company (or its affiliates) to the same Owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in gross income under
Section 72(e) of the Code.

(9) POSSIBLE CHARGE FOR TAXES. At the present time, the Company makes no charge to the Separate Account for any Federal, state, or local taxes (as opposed to Premium Tax Charges which are deducted from premium payments) that it incurs which may be attributable to such Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

(10) POSSIBLE CHANGES IN TAXATION. As of the date of this Prospectus, the President's budget for fiscal year 1999 contains a number of proposals that would adversely affect the Federal income tax treatment of life insurance contracts. Of particular importance to owners of variable life insurance contracts such as the Policy are two proposals under which, if adopted: (1) the inside buildup of variable life insurance contracts like the Policy would be taxed whenever cash values were reallocated among the available investment options, for example, if the Periodic and Variance Rebalancing options available under the Policy were used, and (2) it would no longer be possible to exchange a variable life insurance contract tax free under Code section 1035. Moreover, it is always possible that any changes in the tax treatment of life insurance contracts could be effective prior to the date of any new legislation.

     UNISEX REQUIREMENTS UNDER THE PENSION POLICIES AND MONTANA LAW

In 1983 the Supreme Court held in Arizona Governing Committee v. Norris that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Accordingly, the Pension Policies described in this Prospectus will provide guaranteed cost of insurance rates and guaranteed purchase rates for certain settlement options that do not differentiate on the basis of sex.

In addition, the State of Montana generally prohibits the use of actuarial tables that distinguish between men and women in determining premiums and policy benefits for policies issued on the lives of their residents. Therefore, all Policies offered by this Prospectus to insure residents of Montana will have premiums and benefits which are based on actuarial tables that do not differentiate on the basis of sex.

        SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS

General American holds the assets of the Separate Account in a custodial account in its name at the Bank of New York. The Company maintains records of all purchases and redemptions of applicable Fund shares by each of the Divisions. Additional protection for the assets of the Separate Account is afforded by a blanket fidelity bond issued by Lloyd's Underwriters in the amount of five million dollars, covering all officers and employees of the Company who have access to the assets of the Separate Account.

                       VOTING RIGHTS

Based on its understanding of current applicable legal requirements, the Company will vote the shares of the Funds held in the Separate Account at regular and special shareholder meetings of the mutual funds in accordance with the instructions received from persons having voting interests in the corresponding Divisions of the Separate Account. If, however, the 1940 Act or any regulation thereunder should be amended or if the present interpretation thereof should change, and as a result the Company determines that it is permitted to vote shares of the Funds in its own right, it may elect to do so. No voting privileges apply to the Policies with respect to Cash Value removed from the Separate Account as a result of a Policy Loan.

The number of votes which an Owner has the right to instruct will be calculated separately for each Division. Voting rights reflect the dollar value of the total number of units of each Division of the Separate Account credited to the Owner at the record date, rather than the number of units alone. Fractional shares will be counted. The number of votes of the Fund which the Owner has the right to instruct will be determined as of the date coincident with the date established by that Fund for determining shareholders eligible. Voting instructions will be solicited by written communications prior to such meeting in accordance with procedures established by the mutual funds.

The Company will vote the shares of a Fund for which no timely instructions are received in proportion to the voting instructions which are received with respect to that Fund. The Company will also vote any shares of the Funds which it owns and which are not attributable to Policies in the same proportion.

Each person having a voting interest in a Division will receive proxy material, reports, and other materials relating to the appropriate Fund.

DISREGARD OF VOTING INSTRUCTIONS. The Company may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the subclassification or investment objective of the Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, the Company itself may disregard voting instructions in favor of changes initiated by an Owner in the investment policy or the investment advisor or sub-advisor of a Fund if the Company reasonably disapproves of such changes. A proposed change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or the Company determined that the change would have an adverse effect on its General Account in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. If the Company disregards voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to Owners.

              STATE REGULATION OF THE COMPANY

The Company, a stock life insurance company organized under the laws of Missouri, and the Separate Account are subject to regulation by the Missouri Department of Insurance. An annual statement is filed with the Director of Insurance on or before March 1st of each year covering the operations and reporting on the financial condition of the Company as of December 31 of the preceding year. Periodically, the Director of Insurance examines the liabilities and reserves of the Company and the Separate Account and certifies their adequacy, and a full examination of the Company's operations is conducted by the National Association of Insurance Commissioners at least once every three years.

In addition, the Company is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. Generally, the insurance departments of other states apply the laws of the state of domicile in determining permissible investments.

                           MANAGEMENT OF THE COMPANY


                                                   PRINCIPAL OCCUPATION(S)
          NAME                                    DURING PAST FIVE YEARS<F*>
          ----                                    --------------------------

PRINCIPAL OFFICERS<F**>
-----------------------

Richard A. Liddy                 Chairman, President and CEO, 1/95-present; Chairman of the
                                 Executive Committee, 5/92-present.  Formerly President and CEO,
                                 5/92-1/95; President and Chief Operating Officer, 5/88-5/92.

Robert J. Banstetter, Sr.        Vice President, General Counsel and Secretary, 2/91-present.
                                 Formerly Vice President and General Counsel, 1/83-2/91.

John W. Barber                   Vice President and Controller, 12/84-present.

Kevin C. Eichner                 Executive Vice President of General American, President and
                                 Chairman of GenMark, Chairman of Walnut Street Securities,
                                 10/97-Present.  President and CEO, Collaborative Strategies,
                                 1983-Present.

David L. Herzog                  Chief Financial Officer, GenAmerica Corporation, 1/99-present.
                                 President, GenAmerica Management Corporation, 10/98-present.
                                 Formerly Assistant to the President, General American and
                                 GenAmerica, 1996-1999, Chief Financial Officer, Individual
                                 Line, General American, 1995-1996, Manager, Investor Relations,
                                 Reinsurance Group of America and GenCare Health Systems,
                                 1993-1995.

E. Thomas Hughes                 Corporate Actuary and Treasurer, 10/94-present.  Formerly
                                 Executive Vice President-Group Pensions, 3/90-10/94

Michael P. Ingrassia             Vice President-Group Executive Accounts, 3/92-present.
                                 Formerly Vice President-Group Operations,  5/84-2/92.

Warren J. Winer                  Executive Vice President-Group Life and Health, 8/95-present.
                                 Formerly Managing Director, William M. Mercer, Inc., 7/93-8/95;
                                 President and Chief Operating Officer, W. F. Corroon,
                                 1986-7/93.

Bernard H. Wolzenski             Executive Vice President-Individual Insurance, 10/91-present.
                                 Formerly Vice President-Life Product Management, 5/86-10/91.

A. Greig Woodring                President and Chief Executive Officer, Reinsurance Group of
                                 America, 12/92-present.  Executive Vice President-Reinsurance,
                                 3/90-present.

<F*>  All positions listed are with General American unless otherwise indicated.
<F**> The principal business address of Messrs. Banstetter, Herzog,
      Hughes, and Liddy is General American Life Insurance Company, 700 Market Street, St. Louis, Missouri 63101. The principal business address for Messrs. Barber, Ingrassia, Winer and Wolzenski is 13045 Tesson Ferry Road, St. Louis, Missouri 63128. The principal business address for Mr. Woodring is 660 Mason Ridge Center Drive, Suite 300, St. Louis, Missouri 63141. The principal business address for Mr. Eichner is 670 Mason Ridge Center Drive, Suite 100, St. Louis, Missouri 63141.

                              42


                                                   PRINCIPAL OCCUPATION (S)
          NAME                                    DURING PAST FIVE YEARS<F*>
          ----                                    --------------------------

DIRECTORS
---------

August A. Busch III                    Chairman of the Board and President, Anheuser-Busch
Companies, Inc.                        (beer business).
Anheuser-Busch Companies, Inc.
One Busch Place
St. Louis, Missouri 63118

William E. Cornelius                   Retired Chairman and Chief Executive Officer, Union
Union Electric Company                 Electric Company (electric utility business). Prior to
P.O. Box 149                           1993, Chairman and Chief Executive Officer.
St. Louis, Missouri 63166

John C. Danforth                       Partner.  Formerly, U. S. Senator, State of Missouri.
Bryan Cave
One Metropolitan Square, Suite 3600
St. Louis, Missouri 63102

Bernard A. Edison                      Past President, Edison Brothers Stores, Inc. (retail
Edison Brothers Stores, Inc.           specialty stores).
P.O. Box 14020
St. Louis, Missouri 63178

Richard A. Liddy                       Chairman, President and CEO, General American
General American Life Insurance Co.
700 Market Street
St. Louis, Missouri 63101

William E. Maritz                      Chairman and Chief Executive Officer, Maritz, Inc.
Maritz, Inc.                           (motivation, travel, communications, training and marketing
1375 North Highway Drive               research business).
Fenton, Missouri 63099

Craig D. Schnuck                       Chairman and Chief Executive Officer, Schnuck Markets, Inc.
Schnuck Markets, Inc.                  (retail supermarket chain).  Prior to 1991, President and
11420 Lackland Road                    Chief Executive Officer
P.O. Box 46928
St. Louis, Missouri  63146

William P. Stiritz                     Chairman, Chief Executive Officer and President, Ralston
Ralston Purina Company                 Purina Company (pet food, batteries, and bread business);
Checkerboard Square                    Chairman, Ralcorp Holdings, Inc. (ready-to-eat cereal,
St. Louis, Missouri 63164              baby food, ski resorts).

Andrew C. Taylor                       Chief Executive Officer and President, Enterprise Rent-A-
Enterprise Rent-A-Car                  Car (car rental).  Prior to May, 1991, President.
600 Corporate Park Drive
St. Louis, Missouri 63105
                              43


                                                   PRINCIPAL OCCUPATION(S)
          NAME                                    DURING PAST FIVE YEARS<F*>
          ----                                    --------------------------

Directors (continued)
---------------------

H. Edwin Trusheim                      Retired Chairman and Chief Executive Officer
General American Life Insurance Co.
P.O. Box 396
St. Louis, Missouri 63166

Robert L. Virgil                       Principal, Edward Jones (investments).  Prior to 1993,
Edward Jones                           Dean, the John M. Olin School of Business, Washington
12555 Manchester                       University (business education)
St. Louis, Missouri  63131-3729

Virginia V. Weldon, M.D.               Senior Vice President, Public Policy, Monsanto Company
Monsanto Company                       (chemicals diversified industry, pharmaceuticals, life
800 North Lindbergh                    science products, and food ingredients business). Prior to
St. Louis, Missouri  63167             1993, Vice President, Public Policy.

Ted C. Wetterau                        President, Wetterau Associates, L.L.C.  Retired Chairman
Wetterau Associates, L.L.C.            and Chief Executive Officer, Wetterau Incorporated
7700 Bonhomme, Suite 750               (retail and wholesale grocery, manufacturing business).
St. Louis, Missouri  63105

<F*>  All positions listed are with General American unless otherwise indicated.

                       LEGAL MATTERS

All matters of Missouri law pertaining to the Policy, including the validity of the Policy and General American's right to issue the Policy under Missouri insurance law, have been passed upon by Robert J.
Banstetter, Vice President, General Counsel, and Secretary of General
American.

                     LEGAL PROCEEDINGS

There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. General American is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.

                          EXPERTS

The audited financial statements of General American and the Separate Account have been included in this Prospectus in reliance on the reports of KPMG Peat Marwick LLP, independent certified public accountants, and on the authority of said firm as experts in accounting and auditing.

The report of KPMG Peat Marwick LLP covering the December 31, 1997 financial statements of General American refers to the adoption of Statement of Financial Accounting Standards No. 120, Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts.

Actuarial matters included in this Prospectus have been examined by Alan
J. Hobbs, FSA, MAAA, LLIF, Second Vice President & Financial Actuary of General American, as stated in the opinion filed as an exhibit to the registration statement.

                   ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, General American and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof, reference is made to such instruments as filed.

                    FINANCIAL STATEMENTS

The financial statements of General American which are included in this Prospectus should be distinguished from the financial statements of the Separate Account, and should be considered only as bearing on the ability of General American to meet its obligations under the Policy. They should not be considered as bearing on the investment performance of the assets held in the Separate Account. Financial information is not provided for three of the thirteen Divisions of the Separate Account because those Divisions have only recently been established, and therefore, no operating history exists for those Divisions.

                         APPENDIX A
       Illustrations of Death Benefits and Cash Values

The following tables illustrate how the Cash Value, Cash Surrender Value, and death benefit of a Policy change with the investment experience of a Division of the Separate Account. The tables show how the Cash Value, Cash Surrender Value, and death benefit of a Policy issued to an insured of a given age and at a given premium would vary over time if the investment return on the assets held in each Division of the Separate Account were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables in Appendix A illustrate a Policy issued to a Male, age 45 in a preferred nonsmoker rate class. If the insured falls into a smoker rate class, the Cash Values, Cash Surrender Values, and death benefits would be lower than those shown in the tables. In addition, the Cash Values, Cash Surrender Values, and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years.

The Cash Value column under the "Guaranteed" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of the selection and issue expense charge, the monthly administrative charges and monthly charges for the cost of insurance based on the maximum values allowed under the 1980 Commissioners Standard Ordinary Mortality Table. The Cash Surrender Value column under the "Guaranteed" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Guaranteed" heading and deducting any appropriate Contingent Deferred Sales Charge. The Cash value column under the "Current" heading shows the accumulated value of the Net Premiums paid at the stated interest rate, reflecting deduction of the selection and issue expense charge, the monthly administrative charges and monthly charges for the cost of insurance at their current level, which is less than or equal to that allowed by the 1980 Commissioners Standard
Ordinary Mortality Table. The Cash Value column under the "Current" heading also reflects payment of the projected dividends into the Cash Value. The Cash Surrender Value column under the "Current" heading shows the projected Cash Surrender Value of the Policy, which is calculated by taking the Cash Value under the "Current" heading and deducting any appropriate Contingent Deferred Sales Charge. The illustrations of death benefits reflect the above assumptions. The death benefits also vary between tables depending upon whether Death Benefit Options A or C (Level Type) or Death Benefit Option B (Increasing Type) are illustrated.

The amounts shown for Cash Value, Cash Surrender Value, and death benefit reflect the fact that the investment rate of return is lower than the gross after-tax return on the assets held in a Division of the Separate Account. The charges include a .85% charge for mortality and expense risk, the investment advisory fee (.69% of aggregate average daily net assets is assumed but the actual investment advisory fee applicable to each Division is shown in the respective Prospectuses of General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Investment Trust), and administrative expenses incurred. After deduction for these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.54%, 4.46%, and 10.46%, respectively. The Prospectuses for General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Investment Trust should be consulted for details about the nature and extent of their expenses. There is no arrangement for reimbursing the expenses of General American Capital Company, Russell Insurance Funds, Variable Insurance Products Fund, Variable Insurance Products Fund II, and Van Eck Investment Trust.

The hypothetical values shown in the tables do not reflect any charges for Federal income taxes against the Separate Account (as opposed to Premium Tax Charges which are deducted from premium payments), since General American is not currently making any such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return of the Divisions of the Separate Account would have to exceed 0%, 6%, and 12% by an amount sufficient to cover the tax charges in order to produce the death benefit and Cash Value illustration. (See Federal Tax Matters.)

The tables illustrate the Policy values that would result based upon the investment rates of return if premiums are paid as indicated, if all Net Premiums are allocated to the Separate Account, if no Policy Loans have been made, and dividends are paid into the Cash Value as projected. The tables are also based on the assumptions that the Owner has not requested an increase or decrease in the Face Amount, that no partial withdrawals have been made, that no transfer charges were incurred, and that no optional riders have been requested.

Upon request, General American will provide a comparable illustration based upon the proposed Insured's age, sex, and rate class, the Face Amount or premium requested, the proposed frequency of premium payments, and any available riders requested.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                               ANNUAL PREMIUM: $1,795

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 0.0% (NET RATE @ -1.54%)

                                               ======== CURRENT ========               ======== GUARANTEED ========

 END                           PREM
 OF                ANNUAL      ACCUM       SURR         CASH       DEATH             SURR         CASH         DEATH
YEAR     AGE       PAYMNT      @ 5%        VALUE        VALUE      BENEFIT           VALUE        VALUE       BENEFIT
 1        46       1,795       1,885         824        1,119      100,000             824        1,119       100,000
 2        47       1,795       3,863       2,074        2,369      100,000           2,050        2,346       100,000
 3        48       1,795       5,941       3,285        3,580      100,000           3,228        3,523       100,000
 4        49       1,795       8,123       4,448        4,743      100,000           4,369        4,664       100,000
 5        50       1,795      10,414       5,564        5,859      100,000           5,463        5,758       100,000
 6        51       1,795      12,819       6,704        6,940      100,000           6,572        6,808       100,000
 7        52       1,795      15,344       7,789        7,966      100,000           7,625        7,802       100,000
 8        53       1,795      17,996       8,820        8,938      100,000           8,626        8,744       100,000
 9        54       1,795      20,780      10,050       10,109      100,000           9,563        9,623       100,000
10        55       1,795      23,704      11,261       11,261      100,000          10,430       10,430       100,000
11        56       1,795      26,774      12,404       12,404      100,000          11,167       11,167       100,000
12        57       1,795      29,997      13,502       13,502      100,000          11,836       11,836       100,000
13        58       1,795      33,382      14,552       14,552      100,000          12,418       12,418       100,000
14        59       1,795      36,935      15,554       15,554      100,000          12,925       12,925       100,000
15        60       1,795      40,667      16,506       16,506      100,000          13,336       13,336       100,000
16        61       1,795      44,584      17,402       17,402      100,000          13,644       13,644       100,000
17        62       1,795      48,698      18,238       18,238      100,000          13,839       13,839       100,000
18        63       1,795      53,018      19,005       19,005      100,000          13,912       13,912       100,000
19        64       1,795      57,553      19,700       19,700      100,000          13,843       13,843       100,000
20        65       1,795      62,316      20,319       20,319      100,000          13,610       13,610       100,000

25        70       1,795      89,946      22,688       22,688      100,000           9,340        9,340       100,000
30        75       1,795     125,209      22,669       22,669      100,000               0            0             0

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON
A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY,
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES, GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE
PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST,
OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                               ANNUAL PREMIUM: $1,795

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.46%)

                                               ======== CURRENT ========               ======== GUARANTEED ========

 END                           PREM
 OF                ANNUAL      ACCUM       SURR         CASH       DEATH             SURR         CASH         DEATH
YEAR     AGE       PAYMNT      @ 5%        VALUE        VALUE      BENEFIT           VALUE        VALUE       BENEFIT
 1        46       1,795       1,885         907        1,202      100,000             907          202       100,000
 2        47       1,795       3,863       2,315        2,610      100,000           2,291        2,586       100,000
 3        48       1,795       5,941       3,767        4,062      100,000           3,707        4,002       100,000
 4        49       1,795       8,123       5,255        5,550      100,000           5,168        5,463       100,000
 5        50       1,795      10,414       6,780        7,075      100,000           6,667        6,962       100,000
 6        51       1,795      12,819       8,417        8,653      100,000           8,265        8,501       100,000
 7        52       1,795      15,344      10,088       10,265      100,000           9,895       10,072       100,000
 8        53       1,795      17,996      11,796       11,914      100,000          11,560       11,678       100,000
 9        54       1,795      20,780      13,795       13,854      100,000          13,254       13,313       100,000
10        55       1,795      23,704      15,885       15,885      100,000          14,969       14,969       100,000
11        56       1,795      26,774      18,023       18,023      100,000          16,650       16,650       100,000
12        57       1,795      29,997      20,236       20,236      100,000          18,359       18,359       100,000
13        58       1,795      33,382      22,527       22,527      100,000          20,081       20,081       100,000
14        59       1,795      36,935      24,901       24,901      100,000          21,830       21,830       100,000
15        60       1,795      40,667      27,361       27,361      100,000          23,592       23,592       100,000
16        61       1,795      44,584      29,909       29,909      100,000          25,361       25,361       100,000
17        62       1,795      48,698      32,547       32,547      100,000          27,134       27,134       100,000
18        63       1,795      53,018      35,275       35,275      100,000          28,907       28,907       100,000
19        64       1,795      57,553      38,100       38,100      100,000          30,668       30,668       100,000
20        65       1,795      62,316      41,026       41,026      100,000          32,406       32,406       100,000

25        70       1,795      89,946      58,825       58,825      100,000          40,509       40,509       100,000
30        75       1,795     125,209      82,244       82,244      100,000          46,385       46,385       100,000

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON
A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY,
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES,
GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST,
OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT LEVEL (OPTION A)                                                               ANNUAL PREMIUM: $1,795

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.46%)

                                               ======== CURRENT ========               ======== GUARANTEED ========

 END                           PREM
 OF                ANNUAL      ACCUM       SURR         CASH       DEATH             SURR         CASH         DEATH
YEAR     AGE       PAYMNT      @ 5%        VALUE        VALUE      BENEFIT           VALUE        VALUE       BENEFIT
 1        46       1,795       1,885         990        1,285      100,000             990        1,285       100,000
 2        47       1,795       3,863       2,567        2,862      100,000           2,542        2,838       100,000
 3        48       1,795       5,941       4,290        4,585      100,000           4,227        4,522       100,000
 4        49       1,795       8,123       6,165        6,460      100,000           6,071        6,366       100,000
 5        50       1,795      10,414       8,209        8,504      100,000           8,082        8,377       100,000
 6        51       1,795      12,819      10,513       10,749      100,000          10,338       10,574       100,000
 7        52       1,795      15,344      13,019       13,196      100,000          12,791       12,968       100,000
 8        53       1,795      17,996      15,751       15,869      100,000          15,465       15,583       100,000
 9        54       1,795      20,780      18,988       19,047      100,000          18,378       18,437       100,000
10        55       1,795      23,704      22,571       22,571      100,000          21,550       21,550       100,000
11        56       1,795      26,774      26,493       26,493      100,000          24,954       24,954       100,000
12        57       1,795      29,997      30,823       30,823      100,000          28,689       28,689       100,000
13        58       1,795      33,382      35,606       35,606      100,000          32,781       32,781       100,000
14        59       1,795      36,935      40,899       40,899      100,000          37,287       37,287       100,000
15        60       1,795      40,667      46,761       46,761      100,000          42,248       42,248       100,000
16        61       1,795      44,584      53,260       53,260      100,000          47,722       47,722       100,000
17        62       1,795      48,698      60,475       60,475      100,000          53,777       53,777       100,000
18        63       1,795      53,018      68,494       68,494      100,000          60,495       60,495       100,000
19        64       1,795      57,553      77,425       77,425      100,000          67,969       67,969       100,000
20        65       1,795      62,316      87,369       87,369      106,591          76,311       76,311       100,000

25        70       1,795      89,946     158,312      158,312      183,642         133,372      133,372       154,711
30        75       1,795     125,209     278,134      278,134      297,604         225,351      225,351       241,126

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY,
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES,
GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST,
OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                          ANNUAL PREMIUM: $3,896

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 0.05 (NET RATE @ -1.54%)

                                               ======== CURRENT ========               ======== GUARANTEED ========

 END                           PREM
 OF                ANNUAL      ACCUM       SURR         CASH       DEATH             SURR         CASH         DEATH
YEAR     AGE       PAYMNT      @ 5%        VALUE        VALUE      BENEFIT           VALUE        VALUE       BENEFIT
 1        46       3,896       4,090       2,723        3,018      103,018           2,723        3,018       103,018
 2        47       3,896       8,385       5,838        6,133      106,133           5,814        6,109       106,109
 3        48       3,896      12,895       8,881        9,176      109,176           8,822        9,117       109,117
 4        49       3,896      17,630      11,842       12,137      112,137          11,760       12,056       112,056
 5        50       3,896      22,602      14,722       15,017      115,017          14,618       14,913       114,913
 6        51       3,896      27,823      17,593       17,829      117,829          17,455       17,691       117,691
 7        52       3,896      33,304      20,373       20,550      120,550          20,201       20,378       120,378
 8        53       3,896      39,060      23,064       23,182      123,182          22,859       22,977       122,977
 9        54       3,896      45,103      25,983       26,042      126,042          25,418       25,477       125,477
10        55       3,896      51,449      28,861       28,861      128,861          27,868       27,868       127,868
11        56       3,896      58,112      31,693       31,693      131,693          30,150       30,150       130,150
12        57       3,896      65,108      34,450       34,450      134,450          32,327       32,327       132,327
13        58       3,896      72,454      37,126       37,126      137,126          34,375       34,375       134,375
14        59       3,896      80,167      39,722       39,722      139,722          36,310       36,310       136,310
15        60       3,896      88,265      42,232       42,232      142,232          38,107       38,107       138,107
16        61       3,896      96,769      44,652       44,652      144,652          39,759       39,759       139,759
17        62       3,896     105,698      46,976       46,976      146,976          41,256       41,256       141,256
18        63       3,896     115,073      49,191       49,191      149,191          42,588       42,588       142,588
19        64       3,896     124,917      51,293       51,293      151,293          43,733       43,733       143,733
20        65       3,896     135,254      53,277       53,277      153,277          44,672       44,672       144,672

25        70       3,896     195,224      62,630       62,630      162,630          45,744       45,744       145,744
30        75       3,896     271,763      68,565       68,565      168,565          38,468       38,468       138,468

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY,
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES,
GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST,
OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                          ANNUAL PREMIUM: $5,886

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 6.0% (NET RATE @ 4.46%)

                                               ======== CURRENT ========               ======== GUARANTEED ========

 END                           PREM
 OF                ANNUAL      ACCUM       SURR         CASH       DEATH             SURR         CASH         DEATH
YEAR     AGE       PAYMNT      @ 5%        VALUE        VALUE      BENEFIT           VALUE        VALUE       BENEFIT
 1        46       3,896       4,090       2,992        3,217      103,217           2,922        3,217       103,217
 2        47       3,896       8,385       6,429        6,725      106,725           6,405        6,700       106,700
 3        48       3,896      12,895      10,069       10,364      110,364          10,007       10,302       110,302
 4        49       3,896      17,630      13,835       14,130      114,130          13,745       14,040       114,040
 5        50       3,896      22,602      17,732       18,027      118,027          17,614       17,909       117,909
 6        51       3,896      27,823      21,837       22,073      122,073          21,677       21,913       121,913
 7        52       3,896      33,304      26,074       26,251      126,251          25,870       26,047       126,047
 8        53       3,896      39,060      30,448       30,566      130,566          30,199       30,317       130,317
 9        54       3,896      45,103      35,303       35,362      135,362          34,657       34,716       134,716
10        55       3,896      51,449      40,380       40,380      140,380          39,268       39,268       139,268
11        56       3,896      58,112      45,683       45,683      145,683          43,889       43,889       143,889
12        57       3,896      65,108      51,194       51,194      151,194          48,674       48,674       148,674
13        58       3,896      72,454      56,918       56,918      156,918          53,575       53,575       153,575
14        59       3,896      80,167      62,865       62,865      162,865          58,609       58,609       158,609
15        60       3,896      88,265      69,038       69,038      169,038          63,758       63,758       163,758
16        61       3,896      96,769      75,442       75,442      175,442          69,015       69,015       169,015
17        62       3,896     105,698      82,079       82,079      182,079          74,372       74,372       174,372
18        63       3,896     115,073      88,948       88,948      188,948          79,822       79,822       179,822
19        64       3,896     124,917      96,052       96,052      196,052          85,345       85,345       185,345
20        65       3,896     135,254     103,397      103,397      203,397          90,920       90,920       190,920

25        70       3,896     195,224     147,051      147,051      247,051         118,965      118,965       218,965
30        75       3,896     271,763     199,753      199,753      299,753         144,406      144,406       244,406

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY,
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES,
GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST,
OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                         GENERAL AMERICAN LIFE INSURANCE COMPANY
                                        FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE

POLICY FACE AMOUNT: $100,000                                                        MALE PREFERRED NONSMOKER AGE 45
DEATH BENEFIT INCREASING (OPTION B)                                                          ANNUAL PREMIUM: $3,896

                                                       FOR SEPARATE ACCOUNT ELEVEN A HYPOTHETICAL
                                                 GROSS ANNUAL RATE OF RETURN @ 12.0% (NET RATE @ 10.46%)

                                               ======== CURRENT ========               ======== GUARANTEED ========

 END                           PREM
 OF                ANNUAL      ACCUM       SURR         CASH       DEATH             SURR         CASH         DEATH
YEAR     AGE       PAYMNT      @ 5%        VALUE        VALUE      BENEFIT           VALUE        VALUE       BENEFIT
 1        46       3,896       4,090       3,120        3,415      103,415           3,120        3,415       103,415
 2        47       3,896       8,385       7,045        7,340      107,340           7,020        7,315       107,315
 3        48       3,896      12,895      11,355       11,650      111,650          11,290       11,585       111,585
 4        49       3,896      17,630      16,079       16,374      116,374          15,981       16,276       116,276
 5        50       3,896      22,602      21,258       21,553      121,553          21,125       21,420       121,420
 6        51       3,896      27,823      27,014       27,250      127,250          26,829       27,065       127,065
 7        52       3,896      33,304      33,314       33,492      133,492          33,072       33,249       133,249
 8        53       3,896      39,060      40,218       40,336      140,336          39,913       40,031       140,031
 9        54       3,896      45,103      48,152       48,211      148,211          47,400       47,459       147,459
10        55       3,896      51,449      56,926       56,926      156,926          55,588       55,588       155,588
11        56       3,896      58,112      66,624       66,624      166,624          64,493       64,493       164,493
12        57       3,896      65,108      77,318       77,318      177,318          74,253       74,253       174,253
13        58       3,896      72,454      89,110       89,110      189,110          84,935       84,935       184,935
14        59       3,896      80,167     102,119      102,119      202,119          96,646       96,646       196,646
15        60       3,896      88,265     116,467      116,467      216,467         109,470      109,470       209,470
16        61       3,896      96,769     132,292      132,292      232,292         123,510      123,510       223,510
17        62       3,896     105,698     149,743      149,743      249,743         138,881      138,881       238,881
18        63       3,896     115,073     168,983      168,983      268,983         155,711      155,711       255,711
19        64       3,896     124,917     190,196      190,196      290,196         174,127      174,127       274,127
20        65       3,896     135,254     213,587      213,587      313,587         194,270      194,270       294,270

25        70       3,896     195,224     380,063      380,063      480,063         327,193      327,193       427,193
30        75       3,896     271,763     659,410      659,410      759,410         535,170      535,170       635,170

GUARANTEED VALUES REFLECT INVESTMENT RESULTS USING GUARANTEED COST OF INSURANCE RATES.

CURRENT VALUES REFLECT INVESTMENT RESULTS USING CURRENT COST OF INSURANCE RATES AND DIVIDENDS BASED ON THE CURRENT DIVIDEND SCALE FOR THE EXACT COMBINATION OF PREMIUMS AND BENEFITS SHOWN. THESE VALUES ARE ALSO BASED ON A POLICY ISSUE DATE OF JANUARY 1 FOR PURPOSES OF DETERMINING DIVIDEND AMOUNTS.

THE HYPOTHETICAL INVESTMENT RATE OF RETURN SHOWN ABOVE IS ILLUSTRATIVE ONLY,
AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND UPON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATION MADE BY THE POLICY OWNER AND THE INVESTMENT RESULTS FOR FUNDS OF GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, AND VAN ECK INVESTMENT TRUST. THE CASH VALUE, CASH SURRENDER VALUE, AND DEATH BENEFIT FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF
THE ACTUAL RATES OF RETURN AVERAGED THE RATE SHOWN ABOVE OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS.
NO REPRESENTATION CAN BE MADE BY THE COMPANY, WALNUT STREET SECURITIES,
GENERAL AMERICAN CAPITAL COMPANY, RUSSELL INSURANCE FUNDS, VARIABLE INSURANCE PRODUCTS FUND, VARIABLE INSURANCE PRODUCTS FUND II, VAN ECK INVESTMENT TRUST,
OR ANY REPRESENTATIVE THEREOF, THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR, OR SUSTAINED OVER ANY PERIOD OF TIME.

ILLUSTRATED VALUES SHOWN ABOVE ARE AS OF THE END OF THE POLICY YEARS INDICATED AND ASSUME ANY ADDITIONAL PREMIUMS SHOWN ARE RECEIVED ON THE POLICY ANNIVERSARIES. ILLUSTRATED VALUES ASSUME ALL PREMIUM TAXES ARE PAID BY THE COMPANY.

                                                   APPENDIX B

                               Target Premium Factors per Thousand of Face Amount

                                              Male Standard Policy

AGE                     FACTOR                                       AGE                  FACTOR
 0                        3.26                                        40                   10.20
 1                        3.33                                        41                   10.58
 2                        3.45                                        42                   10.98
 3                        3.58                                        43                   11.40
 4                        3.71                                        44                   11.84

 5                        3.86                                        45                   12.30
 6                        4.02                                        46                   12.80
 7                        4.18                                        47                   13.35
 8                        4.35                                        48                   13.95
 9                        4.44                                        49                   14.60

10                        4.54                                        50                   15.30
11                        4.63                                        51                   16.06
12                        4.72                                        52                   16.87
13                        4.87                                        53                   17.73
14                        4.91                                        54                   18.64

15                        5.01                                        55                   19.60
16                        5.10                                        56                   20.67
17                        5.19                                        57                   21.85
18                        5.29                                        58                   23.14
19                        5.38                                        59                   24.55

20                        5.48                                        60                   26.10
21                        5.68                                        61                   27.82
22                        5.90                                        62                   29.71
23                        6.14                                        63                   31.77
24                        6.38                                        64                   34.00

25                        6.65                                        65                   36.40
26                        6.84                                        66                   39.04
27                        6.99                                        67                   41.92
28                        7.15                                        68                   45.05
29                        7.32                                        69                   48.40

30                        7.50                                        70                   52.00
31                        7.68                                        71                   55.94
32                        7.88                                        42                   60.23
33                        8.10                                        73                   64.87
34                        8.34                                        74                   69.86

35                        8.60                                        75                   75.20
36                        8.88                                        76                   81.71
37                        9.18                                        77                   89.39
38                        9.50                                        78                   98.24
39                        9.84                                        79                  108.27
                                                                      80                  119.50

                                                    APPENDIX B

                                Target Premium Factors per Thousand of Face Amount

                                              Female Standard Policy

AGE                     FACTOR                                       AGE                  FACTOR
 0                        3.07                                        40                    9.18
 1                        3.07                                        41                    9.52
 2                        3.07                                        42                    9.88
 3                        3.07                                        43                   10.26
 4                        3.07                                        44                   10.66

 5                        3.07                                        45                   11.07
 6                        3.07                                        46                   11.52
 7                        3.17                                        47                   12.02
 8                        3.29                                        48                   12.56
 9                        3.43                                        49                   13.14

10                        3.58                                        50                   13.77
11                        3.74                                        51                   14.45
12                        3.90                                        52                   15.18
13                        4.07                                        53                   15.96
14                        4.14                                        54                   16.78

15                        4.22                                        55                   17.64
16                        4.30                                        56                   18.60
17                        4.37                                        57                   19.67
18                        4.45                                        58                   20.83
19                        4.53                                        59                   22.10

20                        4.61                                        60                   23.49
21                        4.80                                        61                   25.04
22                        5.01                                        62                   26.74
23                        5.23                                        63                   28.59
24                        5.46                                        64                   30.60

25                        5.69                                        65                   32.76
26                        5.94                                        66                   35.14
27                        6.21                                        67                   37.73
28                        6.44                                        68                   40.55
29                        6.59                                        69                   43.56

30                        6.75                                        70                   46.80
31                        6.91                                        71                   50.35
32                        7.09                                        42                   54.21
33                        7.29                                        73                   58.38
34                        7.51                                        74                   62.87

35                        7.74                                        75                   67.68
36                        7.99                                        76                   73.54
37                        8.26                                        77                   80.45
38                        8.55                                        78                   88.42
39                        8.86                                        79                   97.44
                                                                      80                  107.55

                                                    APPENDIX B

                                Target Premium Factors per Thousand of Face Amount

                                                  Pension Policy

AGE                     FACTOR                                       AGE                  FACTOR
20                        5.39                                        50                   15.15
21                        5.59                                        51                   15.90
22                        5.81                                        52                   16.70
23                        6.05                                        53                   17.55
24                        6.29                                        54                   18.45

25                        6.55                                        55                   19.40
26                        6.75                                        56                   20.46
27                        6.91                                        57                   21.63
28                        7.08                                        58                   22.91
29                        7.25                                        59                   24.31

30                        7.43                                        60                   25.84
31                        7.60                                        61                   27.54
32                        7.80                                        62                   29.41
33                        8.02                                        63                   31.45
34                        8.26                                        64                   33.66

35                        8.51                                        65                   36.04
36                        8.79                                        66                   38.65
37                        9.09                                        67                   41.50
38                        9.41                                        68                   44.60
39                        9.74                                        69                   47.92

40                       10.10                                        70                   51.48
41                       10.47                                        71                   55.38
42                       10.87                                        42                   59.63
43                       11.29                                        73                   64.22
44                       11.72                                        74                   69.16

45                       12.18                                        75                   74.45
46                       12.67                                        76                   80.89
47                       13.22                                        77                   88.50
48                       13.81                                        78                   97.26
49                       14.45                                        79                  107.19
                                                                      80                  118.31

PART II

UNDERTAKING TO FILE REPORTS


Subject to the terms and conditions of Section 15(d) of the Securities and Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission heretofore, or hereafter duly adopted pursuant to authority conferred in that section.


RULE 484 UNDERTAKING

Section 351.355 of the Missouri General and Business Corporation Law, in brief, allows a corporation to indemnify any person who is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation. When any person was or is a party or is threatened to be made a party in an action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the Fact that he is or was a director, officer, employee, or agent of the corporation, indemnification may be paid unless such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation. In the event of such a determination indemnification is allowed if a court determines that the person is fairly and reasonably entitled to indemnity. A corporation has the power to give any further indemnity to any person who is or was a director, officer, employee, or agent, provided for in the articles of incorporation or as authorized by any by-law which has been adopted by vote of the shareholders, provided that no such indemnity shall indemnify any person's conduct which was finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

In accordance with Missouri law, General American's Board of Directors, at its meeting on 19 November 1987, and the policyholders of General American at the annual meeting held on 26 January 1988, adopted the following resolutions:

"BE IT RESOLVED THAT

        1. The company shall indemnify any person who is, or was a director, officer, or employee of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any and all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement, actually and reasonably incurred by him or her in connection with any civil, criminal, administrative, or investigative action, proceeding, or claim (including an action by or in the right of the company), by reason of the fact that he or she was serving in such capacity if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the company; provided that such person's conduct is not finally adjudged to have been knowingly fraudulent, deliberately dishonest, or willful misconduct.

        2. The indemnification provided herein shall not be deemed exclusive of any other rights to which a director, officer, or employee may be entitled under any agreement, vote of policyholders or disinterested directors, or otherwise, both as to action in his or her official capacity and as to action in another capacity which holding such office, and shall continue as to a person who has ceased to be a director, officer, or employee and shall inure to the benefit of the heirs, executors and administrators of such a person."


Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities

(other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



REASONABLENESS OF FEES AND CHARGES

General American, of which Registrant forms a part, hereby represents that the fees and charges deducted under the terms of the Contract are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected, and the risks assumed by General American.

CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following Papers and
Documents:

        The facing sheet.

        The Prospectus, consisting of 56 pages.

        The undertaking to file reports required by Section 15 (d), 1934 Act.
        The undertaking pursuant to Rule 484.
        Reasonableness of Fees and Charges.
        The signatures.

        1. The following exhibits (which correspond in number to the numbers under paragraph A of the instructions for exhibits to Form N-8B-2):

        (1)   Resolution of the Board of Directors of General
              American authorizing establishment of the Separate
              Account <F1>

        (2)   Not Applicable

        (3)   (a)  Principal Underwriting Agreement <F3>

              (b)  Proposed form of Selling Agreement <F2>

              (c)  Commission Schedule <F3>

        (4)   Not Applicable

        (5)   (a)  Form of Standard Policy and Policy Riders <F1>

              (b)  Form of Pension Policy and Policy Riders <F1>

              (c)  Additional Insured Family Term Rider <F4>

              (d)  Waiver of Specified Premium Rider <F4>

        (6)   (a)  Amended Charter and Articles of Incorporation of
                   General American <F6>

              (b)  Amended By-Laws of General American <F6>

        (7)   Not Applicable

         (8)  (a)  Form of Agreement to Purchase Shares of
                   General American Capital Company <F2>

              (b)  Form of Participation Agreement with Variable
                   Insurance Products Fund <F2>

         (9)  Not Applicable

         (10) (a)  Form of Application for Standard Policy <F2>

              (b)  Form of Application for Pension Policy <F2>

2. Memorandum describing General American's issuance, transfer, and redemption procedures for the Policies and General American's procedure for conversion to a fixed benefit policy <F2>

3. The following exhibits are numbered to correspond to the numbers in the instructions as to exhibits for Form S-6

         (1)  See above

         (2)  Opinion of Robert J. Banstetter, General Counsel of
         General American <F2>

         (3) No financial statements are omitted from the Prospectus pursuant to prospectus instructions 1(b) or (c)

4. Not Applicable

5. Opinion and Consent of Alan J. Hobbs, F.S.A. <F5>


[FN]
Footnotes:

<F1> Incorporated by reference to the initial Registration Statement and Post-Effective Amendment No. 2 of the Separate Account, File No. 33-10146.

<F2> Incorporated by reference to Pre-Effective Amendment No. 1 to the
     Registration Statement, File No. 33-10146

<F3> Incorporated by reference to Post-Effective Amendment No. 1 to the
     Registration Statement, File No. 33-10146

<F4> Incorporated by reference to Post-Effective Amendment No. 5 to the
     Registration Statement, File No. 33-10146

<F5> Incorporated by reference to Post-Effective Amendment No. 9 to the
     Registration Statement, File No. 33-10146

<F6> Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement, File No. 33-10146.



                            SIGNATURES


Pursuant to the requirements of the Securities Act of 1933, General American Life Insurance Company and General American Separate Account Eleven have duly caused this Registration Statement to be signed on their behalf by the undersigned thereunto duly authorized, and the seal of General American Life Insurance Company to be hereunto affixed and attested, all in the City of St. Louis, State of Missouri, on the 26th day of February, 1999.


                                        GENERAL AMERICAN SEPARATE ACCOUNT
                                        ELEVEN (Registrant)
(Seal)
                                        BY:  GENERAL AMERICAN LIFE
                                        INSURANCE COMPANY (for Registrant
                                        and as Depositor)



Attest: /s/ Robert J. Banstetter, Sr.   By: /s/ Richard A. Liddy
       ------------------------------   -------------------------------
Robert J. Banstetter, Sr.               Richard A. Liddy,
Secretary                               Chairman, President, and Chief
                                        Executive Officer



Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                            Title                     Date
---------                            -----                     ----
/s/ Richard A. Liddy
------------------------------       Chairman, President,     2/26/99
Richard A. Liddy                     and Chief Executive
                                     Officer
                                     (Principal Executive
                                     Officer)

/s/ David L. Herzog
------------------------------       Vice President and       2/26/99
David L. Herzog                      Principal Financial
                                     Officer


                                 II-7

Signature                            Title                     Date
---------                            -----                     ----


------------------------------       Director
August A. Busch, III<F*>



------------------------------       Director
William E. Cornelius<F*>


------------------------------       Director
John C. Danforth<F*>


------------------------------       Director
Bernard A. Edison<F*>

/s/ Richard A. Liddy
------------------------------       Director                 2/26/99
Richard A. Liddy


------------------------------       Director
William E. Maritz<F*>


------------------------------       Director
Craig D. Schnuck<F*>


------------------------------       Director
William P. Stiritz<F*>


------------------------------       Director
Andrew C. Taylor<F*>


------------------------------       Director
H. Edwin Trusheim<F*>



                                 II-8

Signature                            Title                     Date
---------                            -----                     ----

------------------------------       Director
Robert L. Virgil, Jr.<F*>


------------------------------       Director
Virginia V. Weldon<F*>


------------------------------       Director
Ted C. Wetterau<F*>



By: /s/ Matthew P. McCauley
   ---------------------------                                2/26/99
   Matthew P. McCauley


<F*> Original powers of attorney authorizing Matthew P. McCauley to sign this Registration Statement and Amendments thereto on behalf of the Board of Directors of General American Life Insurance Company are on file with the Securities and Exchange Commission.

                                 II-9